Schedule 14C Information

Information Statement Pursuant to

Section 14(c) of the Securities Exchange Act of 1934

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TIFF INVESTMENT PROGRAM

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TIFF INVESTMENT PROGRAM

170 N. Radnor Chester Road, Suite 300

Radnor, Pennsylvania 19087

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TIFF Multi-Asset Fund

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INFORMATION STATEMENT

July 20, 2016

Important Notice Regarding

Internet Availability of this Information Statement:

This Information Statement is available at

https://wwws.tiff.org/MutualFunds/reports/prospectus/MAFInfoStatement.pdf

This Information Statement is being furnished to all persons owning shares (“members”) of TIFF Multi-Asset Fund (“Multi-Asset Fund” or the “Fund”), a series of TIFF Investment Program (“TIP”), to provide members with information regarding: (i) an amended and restated fee schedule (the “amended and restated fee schedule”) to the money manager agreement between TIP and Kopernik Global Investors, LLC (“Kopernik”), (ii) a money manager agreement between TIP and TB Alternative Assets Ltd. (“Trustbridge”), a new money manager managing assets on behalf of the Fund, (iii) a money manager agreement between TIP and TPH Asset Management LLC (“TPH”), a new money manager managing assets on behalf of the Fund, and (iv) a money manager agreement between TIP and Neuberger Berman Asia Limited (“Neuberger”), a new money manager managing assets on behalf of the Fund. This Information Statement explains why the board of trustees of TIP, all of whom are not “interested persons” of TIP (the “board” or the “trustees”), as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), approved the amended and restated fee schedule with Kopernik and each of the new money manager agreements with Trustbridge, TPH, and Neuberger. Among other things, this Information Statement describes generally the terms of the amended and restated fee schedule and the money manager agreements, and provides information about Kopernik, Trustbridge, TPH, and Neuberger.

A Notice of Internet Availability of the Information Statement is being mailed on or about July 20, 2016 to members of record as of June 30, 2016.

Multi-Asset Fund is providing this Information Statement solely for your information. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

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This Information Statement consists of two parts:

PART I contains information relating to Multi-Asset Fund, the amended and restated fee schedule with Kopernik, the money manager agreements with Trustbridge, TPH, and Neuberger, and the multi-manager method employed by TIP and its investment adviser, TIFF Advisory Services, Inc. (“TAS”), and TIP’s advisory agreement with TAS on behalf of Multi-Asset Fund.

PART II contains information about TIP, TAS, Kopernik, Trustbridge, TPH, and Neuberger, and other miscellaneous items.

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I.	MONEY MANAGER AGREEMENTS WITH KOPERNIK, TRUSTBRIDGE, TPH, AND NEUBERGER

Introduction

Multi-Asset Fund operates on a “multi-manager” basis, which means that its assets are divided into multiple segments and those segments are managed by different investment management firms as money managers to the Fund. TAS manages a portion of Multi-Asset Fund’s assets directly and is also responsible for determining the appropriate manner in which to allocate assets among money managers, supervising money managers, and making recommendations to the TIP board about money managers, investment mandates, and the Fund’s investment policies and strategies. There is no pre-specified target allocation of assets to any particular money manager. Each money manager manages one or more segments of Multi-Asset Fund pursuant to a money manager agreement between the money manager and TIP, on behalf of Multi-Asset Fund.

Prior to June 10, 2016, Multi-Asset Fund engaged TAS and 12 external money managers to manage Multi-Asset Fund’s investment portfolio. During in-person meetings held on May 24, 2016 (the “May Meeting”) and June 9-10, 2016 (the “June Meeting”), the board evaluated and approved the amended and restated fee schedule to the money manager agreement for Multi-Asset Fund with existing manager, Kopernik, and the money manager agreements for Multi-Asset Fund with new managers, Trustbridge, TPH, and Neuberger.

In general, a mutual fund cannot enter into a new investment advisory agreement or materially amend an existing investment advisory agreement unless the members (or shareholders) of that mutual fund vote to approve the agreement. Multi-Asset Fund, however, has entered into each money manager agreement, including those described in this Information Statement, without seeking the vote of members in accordance with an exemptive order (the “Exemptive Order”) issued by the Securities and Exchange Commission (the “SEC”). The Exemptive Order permits TAS and the TIP funds, subject to TIP board approval, to enter into and materially amend contracts with money managers not affiliated with TAS without seeking or receiving member approval of those contracts. The Exemptive Order does not apply to the advisory agreements with TIP’s investment adviser, TAS, or any amendments to those agreements. This Information Statement is being provided to all members of Multi-Asset Fund to provide information relating to the amended and restated fee schedule with Kopernik and the money manager agreements with Trustbridge, TPH, and Neuberger as required by one of the conditions of the Exemptive Order.

Description of the Advisory Agreement with TAS

TAS acts as investment adviser to the Fund pursuant to an Advisory Agreement dated as of December 16, 2014 (the “Advisory Agreement”). The Advisory Agreement is substantially the same as the Amended and Restated Advisory Agreement dated as of June 1, 2011 (the “Previous Advisory Agreement”) between TAS and TIP’s predecessor, TIFF Investment Program, Inc. (“TIP Inc.”). Effective December 16, 2014, TIP Inc., a Maryland corporation, was reorganized into TIP, a Delaware statutory trust (the “Reorganization”)1. The Advisory Agreement, which was initially approved by the trustees of TIP at a meeting held on September 11, 2014, was last submitted to a vote of the sole shareholder of TIP on December 16, 2014. The purpose of submission of the Advisory Agreement to the sole shareholder was to seek approval of the new Advisory Agreement in connection with the Reorganization. The board last approved the continuance of the Advisory Agreement for Multi-Asset Fund at the June Meeting. TAS has served as Multi-Asset Fund’s investment adviser since the Fund’s inception on March 31, 1995.

1 Similarly, TIFF Multi-Asset Fund, which was a series of TIP Inc., was reorganized into a series of TIP, the Delaware statutory trust, which series continues to be known as TIFF Multi-Asset Fund. References in this information statement to “Multi-Asset Fund” or the “Fund” include the TIFF Multi-Asset Fund series of TIP Inc. or TIP, the Delaware statutory trust, or both, as the context of the sentence requires.

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Under the Advisory Agreement, TAS manages the investment program of Multi-Asset Fund and performs such duties as the board and TAS agree are appropriate to support and enhance the investment program of the Fund. The Advisory Agreement provides that TAS will seek to achieve the Fund’s investment and performance objectives by identifying and recommending to the board external money managers for Multi-Asset Fund, managing and allocating cash among asset classes and money managers, as applicable, monitoring the money managers’ and the Fund’s performance, and employing certain risk management and other investment techniques.

Under Multi-Asset Fund’s Advisory Agreement, the Fund pays TAS on a monthly basis an annualized fee of 0.25% on the first $1 billion of Multi-Asset Fund’s average daily net assets; 0.23% on the next $1 billion of assets; 0.20% on the next $1 billion of assets; and 0.18% on assets exceeding $3 billion. For the fiscal year ended December 31, 2015, Multi-Asset Fund paid TAS for its services to the Fund under the Advisory Agreement advisory fees of $11,290,953. For the fiscal year ended December 31, 2015, the management fees earned by the Fund’s external money managers were $23,136,664 in the aggregate.

TAS also provides certain administrative and other services to TIP pursuant to a services agreement. Under the services agreement, TAS receives on a monthly basis an annualized fee of 0.02% of the Fund’s average daily net assets for such services provided to Multi-Asset Fund. For the year ended December 31, 2015, the fees paid to TAS by Multi-Asset Fund under the services agreement were $1,098,995.

The Amended and Restated Fee Schedule between TIP and Kopernik

Kopernik manages certain assets of Multi-Asset Fund pursuant to a money manager agreement dated December 16, 2014 (the “Kopernik money manager agreement”). The trustees initially approved the Kopernik money manager agreement at a meeting held on December 11, 2014. Because Multi-Asset Fund operates pursuant to the Exemptive Order, the Kopernik money manager agreement was not required to be, and has not been, submitted to a vote of members. At the May and June Meetings, the trustees considered a recommendation from TAS to amend the fee schedule with Kopernik to convert it from an asset-based fee schedule to a performance-based fee schedule and a related amendment to the Kopernik money manager agreement to extend the time period within which fees are payable to Kopernik from ten business days to the last day of the month immediately following the month to which such fees relate.

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Under the Kopernik money manager agreement, Kopernik was compensated based on the assets it managed. The asset-based fee, payable monthly, was an effective fee rate determined by applying 0.65% per year to the first $50 million of “TIFF Assets,” 0.60% per year to the next $100 million of “TIFF Assets,” 0.55% per year to the next $100 million of “TIFF Assets,” and 0.50% per year to all remaining “TIFF Assets” in excess of $250 million, and dividing the sum of each calculation by “TIFF Assets.” “TIFF Assets” used for calculating the effective fee rate included the Multi-Asset Fund account plus the assets of other accounts that were placed by TAS or its affiliates under management with Kopernik. The effective fee rate was then applied to Multi-Asset Fund’s average daily net assets for each monthly period. For the fiscal year ended December 31, 2015, Kopernik earned fees of $1,239,345.94 for its services as a money manager.

In order to create greater alignment of interests and to reduce fees during periods of underperformance, TAS recommended that the board approve the amended and restated fee schedule pursuant to which Kopernik would be compensated under a performance-based fee structure. Under the amended and restated fee schedule, Kopernik is entitled to a monthly asset-based fee of 0.10% per year on Multi-Asset Fund assets, plus a performance-based fee of 20% of the amount by which the performance of the Multi-Asset Fund portfolio managed by Kopernik exceeds the performance of the MSCI All Country World Index, calculated over 12-month periods ending each December 31. The performance-based fee is paid annually in arrears.

Upon the recommendation of TAS, and after considering a variety of factors (as described below under “Consideration by the Board of the Amended and Restated Fee Schedule between TIP and Kopernik”), the trustees voted to approve the amended and restated fee schedule and related amendment to the Kopernik money manager agreement. The terms of the Kopernik money manager agreement are more fully described below under “Description of the Kopernik Money Manager Agreement.”

Consideration by the Board of the Amended and Restated Fee Schedule between TIP and Kopernik

In considering the amended and restated fee schedule with Kopernik and the related amendment to the Kopernik money manager agreement, the trustees took into account information provided by TAS, which included a description of the amended and restated fee schedule and related amendment to the Kopernik money manager agreement, the rationale for the proposed changes, and the expected effect on the Fund’s fees and expense ratio under various performance scenarios. In addition, as the June Meeting was the meeting at which the board completed its annual review of TIP’s investment advisory and money manager arrangements and fees (the “Annual Review”), including the Kopernik money manager agreement, the board requested and considered a wide range of information of the type it regularly considers when determining whether to continue the Fund’s money manager agreements as in effect from year to year.

In approving the amended and restated fee schedule and related amendment to the Kopernik money manager agreement at the June Meeting, the board considered the discussion and information provided at the May Meeting, the information provided and the factors considered in connection with the Annual Review of the Kopernik money manager agreement, as well as such other information as the board considered appropriate. The board also considered a memorandum and related materials from TAS and memoranda from its independent counsel setting forth the board’s fiduciary duties and responsibilities under the 1940 Act and applicable state law and the factors the board should consider in its evaluation of the amended and restated fee schedule and related amendment to the Kopernik money manager agreement and in its Annual Review. The board noted that TAS recommended the fee change in order to convert the fee schedule from an asset-based fee schedule to a performance-based schedule that will reduce the fees paid to Kopernik during periods of underperformance but increase Kopernik’s fees in periods when the Multi-Asset Fund portfolio managed by Kopernik outperforms the MSCI All Country World Index by a substantial amount. In addition, although the asset-based portion of the amended and restated fee schedule does not include breakpoints, the board felt that the performance-based portion of the fee schedule appropriately aligned Kopernik’s interests with those of Multi-Asset Fund’s members.

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The board considered a number of additional factors in evaluating the amended and restated fee schedule and related amendment to the Kopernik money manager agreement. The board considered information deemed relevant, including a memorandum from TAS explaining the reasons for, and potential consequences of, the proposed change in Kopernik’s fee schedule. The board also noted the information received at regular meetings throughout the year related to the services rendered by Kopernik concerning the management of Multi-Asset Fund’s portfolio. The board’s evaluation of the services provided by Kopernik took into account the board’s knowledge and familiarity gained as board members regarding the scope and quality of Kopernik’s investment management capabilities. The board noted Kopernik’s underperformance during the first year of the relationship and more recent outperformance, observing that Kopernik’s performance was likely to be volatile due to the emerging markets focus and concentrated themes in the portfolio. The board concluded that, overall, it was satisfied with the nature, quality, and extent of the services currently being provided, and expected to be provided, by Kopernik, noting that Kopernik had confirmed that the changes to the fee schedule would not result in any changes in the nature, quality, or extent of investment advisory services it provides to Multi-Asset Fund or to Kopernik’s portfolio management process. Consistent with the approach taken by the board at the Annual Review, the board did not specifically consider the profitability or expected profitability of Kopernik resulting from its relationship with Multi-Asset Fund because Kopernik is not affiliated with TAS or TIP, except by virtue of serving as a money manager, and the fees to be paid to Kopernik were negotiated on an arm’s-length basis in a competitive marketplace.

The board based its evaluation of the amended and restated fee schedule on the material factors presented to it at the May and June Meetings, and discussed above, including: (1) the terms of the Kopernik money manager agreement and the amended and restated fee schedule; (2) the reasonableness of Kopernik’s fees in light of the nature and quality of the services provided and any additional benefits received by Kopernik in connection with providing services to Multi-Asset Fund; (3) the nature, quality, and extent of the services performed and expected to be performed by Kopernik; (4) the overall organization, skills, and experience of Kopernik; and (5) the contribution and expected contribution of Kopernik towards the overall performance of Multi-Asset Fund. The board also considered the fact that the new fee structure would reduce Multi-Asset Fund’s costs during periods of underperformance and incentivize Kopernik to improve its performance as a money manager of Multi-Asset Fund. In arriving at its decision, the board did not single out any one factor or group of factors as being more important than the other factors, but considered all of these factors together with a view toward future long-term considerations. The board noted that it had approved continuance of the Kopernik money manager agreement for an additional one year period as part of its Annual Review earlier at the June Meeting.

After carefully considering the information summarized above and all factors deemed to be relevant, the trustees unanimously voted to approve the amended and restated fee schedule and related amendment to the Kopernik money manager agreement at the June Meeting. Prior to a vote being taken, the trustees met separately in executive session at both the May and June Meetings to discuss the appropriateness of the amended and restated fee schedule and related amendment to Kopernik’s money manager agreement and other considerations. In their deliberations with respect to these matters, the trustees were advised by their independent legal counsel. The trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the consideration of investment advisory contracts. Based upon their review, the trustees concluded that the amended and restated fee schedule and related amendment to the Kopernik money manager agreement were reasonable, fair, and in the best interests of Multi-Asset Fund and its members, and that the fees provided in such amended and restated fee schedule were fair and reasonable.

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Description of the Kopernik Money Manager Agreement

The amended and restated fee schedule and the Kopernik money manager agreement are included as Appendix A to this Information Statement. The following description of the Kopernik money manager agreement is qualified in its entirety by reference to the full text of the agreement and the amended and restated fee schedule.

The Kopernik money manager agreement provides that Kopernik will manage the investment and reinvestment of certain assets of Multi-Asset Fund allocated to it from time to time by TAS, subject to the supervision of the board and TAS. The Kopernik money manager agreement requires Kopernik to give primary consideration to obtaining “best execution” – the best overall terms available to the Fund under the circumstances and in the relevant market – in accordance with applicable law when placing orders for the purchase and sale of securities on behalf of the Fund. In evaluating the terms available for executing particular transactions and in selecting broker-dealers, Kopernik may consider those factors it deems relevant, including brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) provided by such broker-dealers. Kopernik is authorized to pay a broker-dealer who provides such brokerage and research services a commission for executing a transaction which is higher than the commission another broker-dealer would have charged for effecting that transaction if Kopernik determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. In addition, the Kopernik money manager agreement includes provisions relating to the confidentiality of the information and recommendations supplied by either party to the agreement, and restricts Kopernik from consulting with other money managers for Multi-Asset Fund about transactions in securities or other assets of the Fund, except under certain circumstances. The amendment to the Kopernik money manager agreement approved by the board at the June Meeting, changes the time period during which fees must be paid to Kopernik from ten business days to the last day of the month following the month to which such fees relate.

The amended and restated fee schedule converts the fee schedule from an asset-based fee schedule to a performance-based fee schedule. The amended and restated fee schedule reduces the fees that Multi-Asset Fund pays during periods of underperformance but may also increase the fees that Multi-Asset Fund pays during periods of outperformance. Under the previous fee schedule, Kopernik was compensated based on the assets it managed. The asset-based fee, payable monthly, was an effective fee rate determined by applying 0.65% per year to the first $50 million of “TIFF Assets,” 0.60% per year to the next $100 million of “TIFF Assets,” 0.55% per year to the next $100 million of “TIFF Assets,” and 0.50% per year to all remaining “TIFF Assets” in excess of $250 million and dividing the sum of each calculation by “TIFF Assets.” “TIFF Assets” used for calculating the effective fee rate includes the Multi-Asset Fund account plus the assets of other accounts that are placed by TAS or its affiliates under management with Kopernik. The effective fee rate was then applied to Multi-Asset Fund’s average daily net assets for each monthly period. Under the amended and restated fee schedule, Kopernik is entitled to a monthly asset-based fee of 0.10% per year on Multi-Asset Fund assets, plus a performance-based fee of 20% of the amount by which the performance of the Multi-Asset Fund portfolio managed by Kopernik exceeds the performance of the MSCI All Country World Index, calculated over 12-month periods ending each December 31. The performance-based fee is paid annually in arrears.

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The Kopernik money manager agreement provides that it: (i) will continue in effect for a period of two years from the date of the agreement, and thereafter from year to year if the continuance of the agreement is approved at least annually in conformity with the requirements of the 1940 Act; (ii) may be further amended by mutual consent of the parties thereto, but the consent of the Fund must be approved in conformity with the requirements of the 1940 Act and any order of the SEC that may address the applicability of such requirements in the case of the Fund; (iii) may be terminated without payment of any penalty by (a) the Fund, if a decision to terminate is made by the board of trustees of TIP or by a vote of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act), or (b) by Kopernik, in each case with not more than 60 days’ nor less than 30 days’ written notice; and (iv) will terminate automatically in the event of its “assignment,” as defined in the 1940 Act.

The Kopernik money manager agreement provides that Kopernik shall not be liable to Multi-Asset Fund, TIP, or TAS for any error of judgment, but shall be liable to the Fund for any loss resulting from willful misfeasance, bad faith, or gross negligence by Kopernik in providing services under the agreement or from reckless disregard by Kopernik of its obligations and duties under the agreement.

The Money Manager Agreement between TIP and Trustbridge

At the May and June Meetings, the board considered TAS’s recommendation that Trustbridge be added as a money manager for Multi-Asset Fund. TAS recommended that Trustbridge be added as a money manager for Multi-Asset Fund based on a number of factors, including but not limited to Trustbridge’s performance and experience and its investment approach and strategy. Trustbridge invests in a Greater China equity mandate utilizing fundamental research to identify industries of interest. Seeking companies offering sustainable growth, Trustbridge analyzes the trends, landscapes and dynamics of identified industries, most recently those primarily in the consumer, technology, and healthcare industries. Trustbridge focuses on catalysts, which may be market driven or sector or company specific, that are not expected to change the fundamental value of the investment targets but cause meaningful price dislocation due to different market participants’ perception, knowledge, expectations and characteristics.

Upon the recommendation of TAS, and after considering a variety of factors (as described below under “Consideration by the Board of the Money Manager Agreement with Trustbridge”), the trustees voted to approve the money manager agreement with Trustbridge. The terms of the money manager agreement are more fully described below under “Description of the Money Manager Agreement with Trustbridge.”

Consideration by the Board of the Money Manager Agreement with Trustbridge

In considering the money manager agreement with Trustbridge for Multi-Asset Fund, the board requested and considered a wide range of information from TAS and Trustbridge in advance of the May and June Meetings. The board approved the money manager agreement with Trustbridge at the June Meeting. At the May and June Meetings, the board considered information regarding Trustbridge’s personnel and services, investment strategies and philosophies, portfolio management, potential portfolio holdings, and fees and expenses. The board also considered the performance of other accounts that had been managed by Trustbridge’s investment professionals. Information about Trustbridge’s proposed brokerage practices was also provided, including proposed allocation methodologies and best execution policies. In addition, the board considered information with respect to the compliance and administration of Trustbridge, including, but not limited to, its code of ethics and business continuity procedures, as well as information concerning any material violations of such compliance programs, the background of the individual serving as the chief compliance officer, and disclosure about regulatory examinations or other inquiries and litigation proceedings affecting Trustbridge.

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The board also considered a memorandum from its independent counsel setting forth the board’s fiduciary duties and responsibilities under the 1940 Act and applicable state law and the factors the board should consider in its evaluation of the money manager agreement. The board also reviewed Trustbridge’s responses to a questionnaire prepared by the trustees’ independent counsel requesting information necessary for the trustees’ evaluation of the money manager agreement, as well as responses to additional questions posed by the board regarding Trustbridge’s expected investment opportunities and strategies, performance benchmarks, investment professionals, “key man” risk, and proposed fee schedule.

The board considered a number of additional factors in evaluating the money manager agreement with Trustbridge on behalf of Multi-Asset Fund. The board considered information describing the anticipated impact of adding Trustbridge as a money manager to Multi-Asset Fund; the advisory services Trustbridge was expected to provide to the Fund; the potential benefits of including Trustbridge as a money manager to the Fund; and other information deemed relevant. The potential benefits of adding Trustbridge as a money manager of Multi-Asset Fund were identified as: (1) the addition of an investment team that has a competitive advantage evaluating new economy businesses in China; (2) an active management style that takes a private equity approach to investing in public markets; (3) concentrated holdings and low turnover; (4) its alignment of interests with Multi-Asset Fund; and (5) performance records achieved by other accounts managed by Trustbridge’s investment professionals and their reputations and experience in the industry. The board noted certain risks, including political, financial, and trade execution risks associated with investing in China and Trustbridge’s sector concentration.

The board concluded that, overall, it was satisfied with the nature, extent, and quality of the services expected to be provided under the money manager agreement with Trustbridge. The board did not specifically consider the profitability of Trustbridge expected to result from its relationship with Multi-Asset Fund because Trustbridge is not affiliated with TAS or TIP except by virtue of serving as a money manager, and the fees to be paid to Trustbridge were negotiated on an arm’s-length basis in a competitive marketplace.

The board based its evaluation on the material factors presented to it at the May and June Meetings and discussed above, including: (1) the terms of the agreement; (2) the reasonableness of the money manager’s fees in light of the nature and quality of the services to be provided and any additional benefits to be received by Trustbridge in connection with providing services to Multi-Asset Fund; (3) the nature, quality, and extent of the services expected to be performed by Trustbridge; and (4) the nature and expected effects of adding Trustbridge as a money manager of Multi-Asset Fund. The board considered the experience of Trustbridge’s investment personnel. The board also noted that the proposed management fee did not include breakpoints but included preferred terms and several attractive adjustments to Trustbridge’s standard fee terms. In addition, the board felt that the performance-based portion of the fee schedule appropriately aligned Trustbridge’s interests with those of Multi-Asset Fund’s members.

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In arriving at its decision to approve the money manager agreement with Trustbridge at the June Meeting, the board did not single out any one factor or group of factors as being more important than the other factors, but considered all of these factors together with a view toward future long-term considerations. After carefully considering the information summarized above and all factors deemed to be relevant, the board unanimously voted to approve the money manager agreement with Trustbridge for Multi-Asset Fund at the June Meeting. Prior to the vote being taken, the board met separately in executive session at both the May and June Meetings to discuss the appropriateness of the agreement and other considerations.

In their deliberations with respect to these matters, the trustees were advised by their independent legal counsel. The trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the consideration of investment advisory contracts. The trustees concluded that the money manager agreement with Trustbridge was reasonable, fair, and in the best interests of Multi-Asset Fund and its members, and that the fees provided in the agreement were fair and reasonable. In the board’s view, approving the money manager agreement with Trustbridge was desirable and in the best interests of Multi-Asset Fund and its members.

Description of the Money Manager Agreement with Trustbridge

The money manager agreement with Trustbridge for Multi-Asset Fund is included as Appendix B to this Information Statement. The following description of the money manager agreement is qualified in its entirety by reference to the full text of the agreement.

The money manager agreement with Trustbridge provides that Trustbridge will manage the investment and reinvestment of certain assets of Multi-Asset Fund allocated to it from time to time by TAS, subject to the supervision of the board and TAS. In rendering investment advisory services to the Fund, Trustbridge may use personnel employed by one or more of its foreign (non-US) Affiliates that are not registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) (“Non-US Affiliates”), to provide portfolio management, research, and trading services to the Fund pursuant to a participating Non-US Affiliate agreement between Trustbridge and the respective affiliate(s) in accordance with applicable guidance of the staff of the SEC allowing investment advisers registered in the United States to use investment advisory and other resources of unregistered advisory affiliates subject to the supervision of the registered adviser. Trustbridge’s authority to use its Non-US Affiliates to perform duties for Multi-Asset Fund will terminate if the participating Non-US Affiliate arrangement ceases to meet the applicable requirements.

The money manager agreement requires Trustbridge to give primary consideration to obtaining “best execution” – the best overall terms available to the Fund under the circumstances and in the relevant market – in accordance with applicable law when placing orders for the purchase and sale of securities on behalf of the Fund. In evaluating the terms available for executing particular transactions and in selecting broker-dealers, Trustbridge may consider those factors it deems relevant, including brokerage and research services (as those terms are defined in Section 28(e) of the Exchange Act) provided by such broker-dealers. Trustbridge is authorized to pay a broker-dealer who provides such brokerage and research services a commission for executing a transaction which is higher than the commission another broker-dealer would have charged for effecting that transaction if Trustbridge determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. In addition, the money manager agreement includes provisions relating to the confidentiality of the information and recommendations supplied by either party to the agreement, and restricts Trustbridge from consulting with other money managers for Multi-Asset Fund about transactions in securities or other assets of the Fund, except under certain circumstances. The money manager agreement also requires that Trustbridge act in conformity with applicable laws, including the laws and regulations of the Hong Kong Special Administrative Region and the People’s Republic of China, including those related to their specific stock exchanges and stock trading programs.

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The money manager agreement provides that Trustbridge will be compensated in part based on assets and in part based on performance. The asset-based fee, payable monthly, is 0.75% per year on all assets comprising the portfolio. For the performance-based fee, Trustbridge will receive 15% of the amount by which the performance of the Multi-Asset Fund portfolio managed by Trustbridge exceeds the performance of a blended benchmark comprised of 50% MSCI China Index and 50% CSI 300 Index rebalanced monthly, measured over twelve (12) month periods ending each December 31.

The money manager agreement provides that it: (i) will continue in effect for a period of two years from the date of the agreement, and thereafter from year to year if the continuance of the agreement is approved at least annually in conformity with the requirements of the 1940 Act; (ii) may be further amended by mutual consent of the parties thereto, but the consent of the Fund must be approved in conformity with the requirements of the 1940 Act and any order of the SEC that may address the applicability of such requirements in the case of the Fund; (iii) may be terminated without payment of any penalty by (a) the Fund, if a decision to terminate is made by the board of trustees of TIP or by a vote of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act), or (b) by Trustbridge, in each case with at least 30 days’ written notice; and (iv) will terminate automatically in the event of its “assignment,” as defined in the 1940 Act.

The money manager agreement provides that Trustbridge shall not be liable to Multi-Asset Fund, TIP, or TAS for any error of judgment, but shall be liable to the Fund for any loss resulting from willful misfeasance, bad faith, or gross negligence by Trustbridge in providing services under the money manager agreement or from reckless disregard by Trustbridge of its obligations and duties under the money manager agreement.

The Money Manager Agreement between TIP and TPH

At the May and June Meetings, the board considered TAS’s recommendation that TPH be added as a money manager for Multi-Asset Fund. TAS recommended that TPH be added as a money manager for Multi-Asset Fund based on a number of factors, including but not limited to TPH’s performance and experience and its investment approach and strategy. TPH focuses on the equity securities of companies that are principally engaged in the energy midstream and infrastructure industries, utilizing a long only investment strategy. TPH invests primarily in energy-related partnerships and their affiliates (master limited partnerships or MLPs) and in other companies that, as their primary businesses, operate assets used in the transportation, gathering, processing, storing, refining, distributing, exploration or marketing of crude oil, refined petroleum products, natural gas and other natural resources. TPH conducts fundamental research to independently value the hard assets underlying master limited partnerships to identify those trading at a discount to fair market value.

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Upon the recommendation of TAS, and after considering a variety of factors (as described below under “Consideration by the Board of the Money Manager Agreement with TPH”), the trustees voted to approve the money manager agreement with TPH. The terms of the money manager agreement are more fully described below under “Description of the Money Manager Agreement with TPH.”

Consideration by the Board of the Money Manager Agreement with TPH

In considering the money manager agreement with TPH for Multi-Asset Fund, the board requested and considered a wide range of information from TAS and TPH in advance of the May and June Meetings. The board approved the money manager agreement with TPH at the June Meeting. At the May and June Meetings, the board considered information regarding TPH’s personnel and services, investment strategies and philosophies, portfolio management, potential portfolio holdings, and fees and expenses. The board also considered the performance of other accounts that had been managed by TPH’s investment professionals both during their time at TPH and with their previous employers. Information about TPH’s proposed brokerage practices was also provided, including proposed allocation methodologies and best execution policies. In addition, the board considered information with respect to the compliance and administration of TPH, including, but not limited to, its code of ethics and business continuity procedures, as well as information concerning any material violations of such compliance programs, the background of the individual serving as the chief compliance officer, and disclosure about regulatory examinations or other inquiries and litigation proceedings affecting TPH.

The board also considered a memorandum from its independent counsel setting forth the board’s fiduciary duties and responsibilities under the 1940 Act and applicable state law and the factors the board should consider in its evaluation of the money manager agreement. The board also reviewed TPH’s responses to a questionnaire prepared by the trustees’ independent counsel requesting information necessary for the trustees’ evaluation of the money manager agreement, as well as responses to additional questions posed by the board regarding TPH’s expected investment opportunities and strategies, performance benchmarks, investment professionals, “key man” risk, and proposed fee schedule.

The board considered a number of additional factors in evaluating the money manager agreement with TPH on behalf of Multi-Asset Fund. The board considered information describing the anticipated impact of adding TPH as a money manager to Multi-Asset Fund; the advisory services TPH was expected to provide to the Fund; the potential benefits of including TPH as a money manager to the Fund; and other information deemed relevant. The potential benefits of adding TPH as a money manager of Multi-Asset Fund were identified as: (1) the opportunity to invest in non-cyclical, high-quality energy infrastructure assets; (2) active management style with a proven manager; (3) alignment of interests between Multi-Asset Fund and the portfolio manager, whose compensation is 95% based on the strategies managed; and (4) performance records achieved by other accounts managed by TPH’s investment professionals and their reputations and experience in the industry. The board noted certain risks, including sector risks and market volatility and uncertainty.

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The board concluded that, overall, it was satisfied with the nature, extent, and quality of the services expected to be provided under the money manager agreement with TPH. The board did not specifically consider the profitability of TPH expected to result from its relationship with Multi-Asset Fund because TPH is not affiliated with TAS or TIP except by virtue of serving as a money manager, and the fees to be paid to TPH were negotiated on an arm’s-length basis in a competitive marketplace.

The board based its evaluation on the material factors presented to it at the May and June Meetings and discussed above, including: (1) the terms of the agreement; (2) the reasonableness of the money manager’s fees in light of the nature and quality of the services to be provided and any additional benefits to be received by TPH in connection with providing services to Multi-Asset Fund; (3) the nature, quality, and extent of the services expected to be performed by TPH; and (4) the nature and expected effects of adding TPH as a money manager of Multi-Asset Fund. The board considered the experience of TPH’s investment personnel. The board also noted that the proposed management fee included tiers based on contributed assets so that the proposed management fee rate will decline as contributed assets increase and was consistent with the terms TPH offered to other investors.

In arriving at its decision to approve the money manager agreement with TPH at the June Meeting, the board did not single out any one factor or group of factors as being more important than the other factors, but considered all of these factors together with a view toward future long-term considerations. After carefully considering the information summarized above and all factors deemed to be relevant, the board unanimously voted to approve the money manager agreement with TPH for Multi-Asset Fund at the June Meeting. Prior to the vote being taken, the board met separately in executive session at both the May and June Meetings to discuss the appropriateness of the agreement and other considerations.

In their deliberations with respect to these matters, the trustees were advised by their independent legal counsel. The trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the consideration of investment advisory contracts. The trustees concluded that the money manager agreement with TPH was reasonable, fair, and in the best interests of Multi-Asset Fund and its members, and that the fees provided in the agreement were fair and reasonable. In the board’s view, approving the money manager agreement with TPH was desirable and in the best interests of Multi-Asset Fund and its members.

Description of the Money Manager Agreement with TPH

The money manager agreement with TPH for Multi-Asset Fund is included as Appendix C to this Information Statement. The following description of the money manager agreement is qualified in its entirety by reference to the full text of the agreement.

The money manager agreement with TPH provides that TPH will manage the investment and reinvestment of certain assets of Multi-Asset Fund allocated to it from time to time by TAS, subject to the supervision of the board and TAS. The money manager agreement requires TPH to give primary consideration to obtaining “best execution” – the best overall terms available to the Fund under the circumstances and in the relevant market – in accordance with applicable law when placing orders for the purchase and sale of securities on behalf of the Fund. In evaluating the terms available for executing particular transactions and in selecting broker-dealers, TPH may consider those factors it deems relevant, including brokerage and research services (as those terms are defined in Section 28(e) of the Exchange Act) provided by such broker-dealers. TPH is authorized to pay a broker-dealer who provides such brokerage and research services a commission for executing a transaction which is higher than the commission another broker-dealer would have charged for effecting that transaction if TPH determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. In addition, the money manager agreement includes provisions relating to the confidentiality of the information and recommendations supplied by either party to the agreement, and restricts TPH from consulting with other money managers for Multi-Asset Fund about transactions in securities or other assets of the Fund, except under certain circumstances.

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The money manager agreement provides that TPH will be compensated in part based on assets and in part based on performance. The asset-based fee, payable monthly, is 1.00% per year on all assets if “TIFF net assets contributed” are less than $70 million, 0.65% per year on all assets if “TIFF net assets contributed” are between $70 million and $125 million, or 0.55% per year on all assets if “TIFF net assets contributed” exceed $125 million. For purposes of this calculation, “TIFF net assets contributed” means the assets contributed by Multi-Asset Fund plus the assets contributed by other funds or accounts advised by TAS or its affiliates to separate accounts or pooled investment vehicles managed by TPH or its affiliates pursuant to a similar investment strategy, net of withdrawals of such contributions (excluding withdrawals of income or gains). For the performance fee, TPH will receive 20% of the amount by which the ending value of its Multi-Asset Fund portfolio exceeds the greater of (i) the ending value of a benchmark account based on the performance of the Alerian MLP Total Return Index or (ii) the portfolio’s high water mark.

The money manager agreement provides that it: (i) will continue in effect for a period of two years from the date of the agreement, and thereafter from year to year if the continuance of the agreement is approved at least annually in conformity with the requirements of the 1940 Act; (ii) may be further amended by mutual consent of the parties thereto, but the consent of the Fund must be approved in conformity with the requirements of the 1940 Act and any order of the SEC that may address the applicability of such requirements in the case of the Fund; (iii) may be terminated without payment of any penalty by (a) the Fund, if a decision to terminate is made by the board of trustees of TIP or by a vote of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act), or (b) by TPH, in each case with at least 30 days’ written notice; and (iv) will terminate automatically in the event of its “assignment,” as defined in the 1940 Act.

The money manager agreement provides that TPH shall not be liable to Multi-Asset Fund, TIP, or TAS for any error of judgment, but shall be liable to the Fund for any loss resulting from willful misfeasance, bad faith, or gross negligence by TPH in providing services under the money manager agreement or from reckless disregard by TPH of its obligations and duties under the money manager agreement.

The Money Manager Agreement between TIP and Neuberger

At the June Meeting, the board considered TAS’s recommendation that Neuberger be added as a money manager for Multi-Asset Fund. TAS recommended that Neuberger be added as a money manager for Multi-Asset Fund based on a number of factors, including but not limited to Neuberger’s performance and experience and its investment approach and strategy. Neuberger invests in equity securities of companies in China, utilizing a research-intensive, fundamentally-driven, bottom-up approach to investing. Neuberger focuses on understanding key issues that affect valuation and identifying investments they believe are undervalued. Generally, Neuberger seeks to invest in companies that have strong recurring operating cash flows where revenues and earnings are growing from their core businesses versus relying on new products in untested markets.

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Upon the recommendation of TAS, and after considering a variety of factors (as described below under “Consideration by the Board of the Money Manager Agreement with Neuberger”), the trustees voted to approve the money manager agreement with Neuberger. The terms of the money manager agreement are more fully described below under “Description of the Money Manager Agreement with Neuberger.”

Consideration by the Board of the Money Manager Agreement with Neuberger

In considering the money manager agreement with Neuberger for Multi-Asset Fund, the board requested and considered a wide range of information from TAS and Neuberger in advance of the June Meeting. The board considered information regarding Neuberger’s personnel and services, investment strategies and philosophies, portfolio management, potential portfolio holdings, and fees and expenses. The board also considered the performance of other accounts that had been managed by Neuberger’s investment professionals. Information about Neuberger’s proposed brokerage practices was also provided, including proposed allocation methodologies and best execution policies. In addition, the board considered information with respect to the compliance and administration of Neuberger, including, but not limited to, its code of ethics and business continuity procedures, as well as information concerning any material violations of such compliance programs, the background of the individual serving as the chief compliance officer, and disclosure about regulatory examinations or other inquiries and litigation proceedings affecting Neuberger.

The board also considered a memorandum from its independent counsel setting forth the board’s fiduciary duties and responsibilities under the 1940 Act and applicable state law and the factors the board should consider in its evaluation of the money manager agreement. The board also reviewed Neuberger’s responses to a questionnaire prepared by the trustees’ independent counsel requesting information necessary for the trustees’ evaluation of the money manager agreement, as well as responses to additional questions posed by the board regarding Neuberger’s expected investment opportunities and strategies, performance benchmarks, investment professionals, “key man” risk, and proposed fee schedule.

The board considered a number of additional factors in evaluating the money manager agreement with Neuberger on behalf of Multi-Asset Fund. The board considered information describing the anticipated impact of adding Neuberger as a money manager to Multi-Asset Fund; the advisory services Neuberger was expected to provide to the Fund; the potential benefits of including Neuberger as a money manager to the Fund; and other information deemed relevant. The potential benefits of adding Neuberger as a money manager of Multi-Asset Fund were identified as: (1) the addition of a seasoned team of specialist analysts in China, providing exposure to the Chinese equity markets; (2) a concurrent investment with another China-focused money manager that will complement Neuberger’s sector agnostic and value/core approach; (3) its active management style; and (4) performance records achieved by other accounts managed by Neuberger’s investment professionals and their reputations and experience in the industry. The board noted certain risks, including political, financial, and trade execution risks associated with investing in China and Neuberger’s strategy of holding a concentrated portfolio with low name turnover but high share turnover.

15

The board concluded that, overall, it was satisfied with the nature, extent, and quality of the services expected to be provided under the money manager agreement with Neuberger. The board did not specifically consider the profitability of Neuberger expected to result from its relationship with Multi-Asset Fund because Neuberger is not affiliated with TAS or TIP except by virtue of serving as a money manager, and the fees to be paid to Neuberger were negotiated on an arm’s-length basis in a competitive marketplace.

The board based its evaluation on the material factors presented to it at the June Meeting and discussed above, including: (1) the terms of the agreement; (2) the reasonableness of the money manager’s fees in light of the nature and quality of the services to be provided and any additional benefits to be received by Neuberger in connection with providing services to Multi-Asset Fund; (3) the nature, quality, and extent of the services expected to be performed by Neuberger; and (4) the nature and expected effects of adding Neuberger as a money manager of Multi-Asset Fund. The board considered the experience of Neuberger’s investment personnel. The board also noted that the proposed management fee will decline as the size of the account increases and is consistent with the terms Neuberger offers to other investors.

In arriving at its decision to approve the money manager agreement with Neuberger at the June Meeting, the board did not single out any one factor or group of factors as being more important than the other factors, but considered all of these factors together with a view toward future long-term considerations. After carefully considering the information summarized above and all factors deemed to be relevant, the board unanimously voted to approve the money manager agreement with Neuberger for Multi-Asset Fund. Prior to the vote being taken, the board met separately in executive session to discuss the appropriateness of the agreement and other considerations.

In their deliberations with respect to these matters, the trustees were advised by their independent legal counsel. The trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the consideration of investment advisory contracts. The trustees concluded that the money manager agreement with Neuberger was reasonable, fair, and in the best interests of Multi-Asset Fund and its members, and that the fees provided in the agreement were fair and reasonable. In the board’s view, approving the money manager agreement with Neuberger was desirable and in the best interests of Multi-Asset Fund and its members.

Description of the Money Manager Agreement with Neuberger

The money manager agreement with Neuberger for Multi-Asset Fund is included as Appendix D to this Information Statement. The following description of the money manager agreement is qualified in its entirety by reference to the full text of the agreement.

The money manager agreement with Neuberger provides that Neuberger will manage the investment and reinvestment of certain assets of Multi-Asset Fund allocated to it from time to time by TAS, subject to the supervision of the board and TAS. In rendering investment advisory services to the Fund, Neuberger may use personnel employed by one or more of its foreign (non-US) Affiliates that are not registered under the Advisers Act (“Non-US Affiliates”), to provide portfolio management, research, and trading services to the Fund pursuant to a participating Non-US Affiliate agreement between Neuberger and the respective affiliate(s) in accordance with applicable guidance of the staff of the SEC allowing investment advisers registered in the United States to use investment advisory and other resources of unregistered advisory affiliates subject to the supervision of the registered adviser. Neuberger’s authority to use its Non-US Affiliates to perform duties for Multi-Asset Fund will terminate if the participating Non-US Affiliate arrangement ceases to meet the applicable requirements. In addition, Neuberger may use the affiliates or third parties to perform non-investment advisory services which assist Neuberger in performing its duties to the Fund.

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The money manager agreement requires Neuberger to give primary consideration to obtaining “best execution” – the best overall terms available to the Fund under the circumstances and in the relevant market – in accordance with applicable law when placing orders for the purchase and sale of securities on behalf of the Fund. In evaluating the terms available for executing particular transactions and in selecting broker-dealers, Neuberger may consider those factors it deems relevant, including brokerage and research services (as those terms are defined in Section 28(e) of the Exchange Act) provided by such broker-dealers. Neuberger is authorized to pay a broker-dealer who provides such brokerage and research services a commission for executing a transaction which is higher than the commission another broker-dealer would have charged for effecting that transaction if Neuberger determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. In addition, the money manager agreement includes provisions relating to the confidentiality of the information and recommendations supplied by either party to the agreement, and restricts Neuberger from consulting with other money managers for Multi-Asset Fund about transactions in securities or other assets of the Fund, except under certain circumstances. The money manager agreement also requires that Neuberger act in conformity with applicable laws, including the laws and regulations of the Hong Kong Special Administrative Region and the People’s Republic of China, including those related to their specific stock exchanges and stock trading programs.

The money manager agreement provides that Neuberger will be compensated based on the assets it manages. The asset-based fee, payable monthly, is 0.90% per year on the first $100 million of its Multi-Asset Fund portfolio, 0.80% per year on the next $100 million, and 0.60% per year on amounts above $200 million.

The money manager agreement provides that it: (i) will continue in effect for a period of two years from the date of the agreement, and thereafter from year to year if the continuance of the agreement is approved at least annually in conformity with the requirements of the 1940 Act; (ii) may be further amended by mutual consent of the parties thereto, but the consent of the Fund must be approved in conformity with the requirements of the 1940 Act and any order of the SEC that may address the applicability of such requirements in the case of the Fund; (iii) may be terminated without payment of any penalty by (a) the Fund, if a decision to terminate is made by the board of trustees of TIP or by a vote of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act), or (b) by Neuberger, in each case with at least 30 days’ written notice; and (iv) will terminate automatically in the event of its “assignment,” as defined in the 1940 Act.

The money manager agreement provides that neither Neuberger nor its affiliates shall be liable to Multi-Asset Fund, TIP, TAS, or to any shareholder for any error of judgment, but Neuberger shall be liable to the Fund for any loss resulting from willful misfeasance, bad faith, or gross negligence by Neuberger or its affiliates in providing services under the money manager agreement or from reckless disregard by Neuberger of its obligations and duties under the money manager agreement.

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Additional Fee Information

The following table summarizes Multi-Asset Fund’s expenses for its 2015 fiscal year. The table also shows a pro forma estimate of what such 2015 expenses would have been during that year had the amended and restated fee schedule with Kopernik and the money manager agreements with Trustbridge, TPH, and Neuberger been in effect during that year. The table is designed to facilitate an understanding of the potential impact of the new arrangements on Multi-Asset Fund’s fees and expenses. Actual Fund fees and expenses will differ from those presented here due in part to factors such as the amount of Fund assets managed by each money manager, the performance achieved by those money managers having performance-based fee schedules, and the Fund’s average net assets during relevant periods.

	Multi-Asset Fund

	2015 Actual Expenses	2015 Pro Forma Expenses
Shareholder Fees (fees paid directly from your investment):
Entry Fees on Purchases (as a percentage of amount invested)	0.50%	0.50%

Redemption Fees (as a percentage of amount redeemed)	0.50%	0.50%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.63%	0.63% [a]
Other Expenses	0.22%	0.22%
Other Expenses	0.14%	0.14%
Interest Expense and Dividends on Short Sales	0.08%	0.08%
Acquired Fund Fees and Expenses	0.66%	0.66%

Total Annual Fund Operating Expenses	1.51% [b]	1.51% [a]

[a] Pro Forma Management Fees and Total Annual Fund Operating Expenses show an estimate of what the expenses of the Fund would have been in 2015 had the amended and restated fee schedule with Kopernik and the money manager agreements with Trustbridge, TPH, and Neuberger been in effect during 2015. With respect to Kopernik, Trustbridge, and TPH, the restated fees and expenses show only the effects of the asset-based portion of the fee schedule but not the performance-based portion of the fee schedule.

[b] Total Annual Fund Operating Expenses may not correspond to the ratio of expenses to average net assets shown in the “Financial Highlights” section of the prospectus, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

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Cost of Investing Example

This example is intended to help members compare the cost of investing in Multi-Asset Fund with the cost of investing in other mutual funds. In calculating the example, the actual expenses of Multi-Asset Fund during 2015 are used, as are pro forma estimates of what such 2015 expenses would have been had Kopernik, Trustbridge, TPH, and Neuberger served as money managers for Multi-Asset Fund during the year under the new arrangements described herein, as shown in the expense table above. The pro forma expenses do not reflect the performance-based component of Kopernik, Trustbridge, and TPH’s fee schedules. The actual and pro forma examples assume that a member invests $10,000 in the Fund for the time periods indicated. The examples also assume that the investment has a 5% return each year, the Fund’s operating expenses remain the same based upon the expenses as shown in the fee table above, and all dividends and distributions are reinvested. Entry fees are reflected in both scenarios shown below and redemption (exit) fees are reflected in the rows labeled “With redemption at end of period.”  Actual costs may be higher or lower.

	Multi-Asset Fund

	2015 Actual	2015 Pro Forma
One Year
With redemption at end of period	$254	$254
No redemption at end of period	$203	$203

Three Years
With redemption at end of period	$580	$580
No redemption at end of period	$525	$525

Five Years
With redemption at end of period	$929	$929
No redemption at end of period	$870	$870

Ten Years
With redemption at end of period	$1,913	$1,913
No redemption at end of period	$1,843	$1,843

II.    OTHER INFORMATION

Information about TIP

TIP is a no-load, open-end management investment company comprised at present of two distinct funds, each with its own investment objective and policies. TIP was organized as a statutory trust under Delaware law on September 11, 2014, and consists of TIFF Multi-Asset Fund and TIFF Short-Term Fund. On December 16, 2014, each series of TIP assumed the assets and liabilities of the corresponding series of TIP Inc. as part of the Reorganization. TIP Inc. was originally incorporated under Maryland law on December 23, 1993, and its Multi-Asset Fund series commenced operations on March 31, 1995. The TIP mutual funds are available primarily to foundations, endowments, other 501(c)(3) organizations, and certain other non-profit organizations.

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Information about TAS

TIFF Advisory Services, Inc. is the investment adviser to the TIP mutual funds. TAS’s principal offices are located at 170 N. Radnor Chester Road, Suite 300, Radnor, PA 19087. TAS seeks to achieve Multi-Asset Fund’s investment and performance objectives in part by identifying and recommending to the board external money managers for the Fund, managing and allocating cash among asset classes and money managers, as applicable, monitoring the money managers’ and the Fund’s performance, managing directly a portion of the Fund’s portfolio, and employing certain risk management and other techniques designed to enhance returns. Each money manager is responsible for the day-to-day investment decisions for that portion of Multi-Asset Fund’s assets allocated to it. Each money manager specializes in a particular market or utilizes a particular investment style. TAS invests primarily in futures contracts and other derivative instruments, duration investments, exchange-traded and open-ended funds, and other securities and financial instruments, including US treasury obligations, in accordance with the fund’s investment objective, policies and restrictions. TAS may also oversee portfolio investments that are designed to track closely the returns of third-party or customized indices or that provide indirect exposure to the investment programs of other independent investment management firms, usually through total return swaps.

Information about Kopernik

Kopernik Global Investors, LLC is located at Two Harbour Place, 302 Knights Run Avenue, Suite 1225, Tampa, FL 33602. As of December 31, 2015, Kopernik had assets under management of approximately $1.607 billion. Kopernik was founded by David Iben, Managing Member and Chief Investment Officer, in 2013. Prior to founding Kopernik, Mr. Iben was a director and head of the Global Value team at Vinik Asset Management from 2012 to 2013. Previous to that, Mr. Iben was executive managing director, chief investment officer, co-president and portfolio manager of Tradewinds Global Investors, LLC, an investment firm, from 2006 to 2012. Kopernik has managed assets for the Fund since December 2014.

Kopernik is an employee-owned firm and Mr. Iben is the principal executive officer and controlling member.

Kopernik is not an investment adviser to any other registered investment companies with an investment objective similar to that of Multi-Asset Fund.

Information about Trustbridge

TB Alternative Assets Ltd. is located at 2001, Agricultural Bank of China Tower, 50 Connaught Road Central, Hong Kong. As of December 31, 2015, the firm had assets under management of approximately $435 million. TB Alternative Assets Ltd. is a wholly owned subsidiary of TBP Public Limited, a Cayman Islands company. Shujun Li owns a controlling interest of TBP Public Limited and Feng Ge owns a minority interest. The firm has managed assets for the Fund since June 2016.

Mr. Li is Founder, Portfolio Manager, and Director of TB Alternative Assets Ltd. Feng Ge, Managing Partner, joined the firm in 2010.

Trustbridge is not an investment adviser to any other registered investment companies with an investment objective similar to that of Multi-Asset Fund.

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Information about TPH

TPH Asset Management LLC is located at Heritage Plaza, 1111 Bagby, Suite 4920, Houston, TX 77002. As of December 31, 2015, TPH had assets under management of approximately $1.5 billion. TPH is a privately held entity owned by Tudor, Pickering, Holt & Co., LLC. Tudor Capital Partners, LLC is the majority owner of Tudor, Pickering, Holt & Co., LLC.

Robert Tudor, Chairman and Elected Manager of TPH, is the majority owner of Tudor Capital Partners, LLC. As a result, Mr. Tudor controls TPH. Via their ownership interests in Tudor, Pickering, Holt & Co., LLC, Robert Beall Tudor, Daniel Ray Pickering, and Robert Maynard Holt are the largest holders of TPH interests. The following individuals are Elected Managers: Daniel Pickering, Head of Asset Management, Chief Investment Officer; Robert Maynard Holt; Alexandra Garbers Pruner, Chief Financial Officer; Walker Nelson Moody, Chief Operating Officer; and George Millsaps McCormick.

TPH is not an investment adviser to any other registered investment companies with an investment objective similar to that of Multi-Asset Fund.

Information about Neuberger

Neuberger Berman Asia Limited is located at Suites 2007-2020, 20th Floor, Jardine House, 1 Connaught Place, Central, Hong Kong. As of December 31, 2015, Neuberger had assets under management of approximately $4.4 billion. Neuberger is a company within Neuberger Berman Group LLC and is an indirect wholly-owned subsidiary of NBSH Acquisition, LLC. NBSH Acquisition, LLC is an employee-owned company.

The board of directors of Neuberger comprises Nicholas Hoar, Yulin (Frank) Yao, Jason Henchman and Heather Zuckerman. Mr. Yao, Senior Portfolio Manager for Greater China Investments and a Managing Director of the firm, has over 23 years of industry experience. Lihui Tang, the Co-Portfolio Manager for Greater China Investments and a Managing Director of the firm, has 18 years of experience. Mr. Yao and Mr. Tang have worked together since 2004 and both joined NBAL in 2008. All of the aforementioned directors are based in Neuberger’s Hong Kong office, with the exception of Heather Zuckerman, who is based in Neuberger’s New York office located at 605 Third Avenue, New York, NY 10158.

Neuberger is not an investment adviser to any other registered investment companies with an investment objective similar to that of Multi-Asset Fund.

Certain Brokerage Matters

When selecting brokers or dealers, TAS and the money managers are authorized to consider the “brokerage and research services,” as defined in Section 28(e) of the Exchange Act, provided to Multi-Asset Fund, to TAS, or to the money manager. TAS and the money managers may cause Multi-Asset Fund to pay a commission to a broker or dealer who provides such brokerage and research services which is in excess of the commission another broker or dealer would have charged for effecting the transaction. TAS or the money manager, as appropriate, must determine in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided. Reasonableness will be viewed in terms of that particular transaction or in terms of all the accounts over which TAS or the money manager exercises investment discretion.

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Interests of Trustees and Officers of the Fund

To the knowledge of Multi-Asset Fund, no trustee of TIP has any substantial interest, direct or indirect, by security holdings or otherwise, in the amended and restated fee schedule to the money manager agreement with Kopernik or any of the money manager agreements with Trustbridge, TPH, or Neuberger. No trustee purchased or sold securities of or interests in Kopernik, Trustbridge, TPH, or Neuberger, or any entity directly or indirectly controlling or controlled by Kopernik, Trustbridge, TPH, or Neuberger since January 1, 2015. No trustee or officer of TIP is an officer, employee, director, general partner, or shareholder of Kopernik, Trustbridge, TPH, or Neuberger. No trustee or officer of TIP owns securities of or has any material direct or indirect interest in Kopernik, Trustbridge, TPH, or Neuberger or any other person controlling, controlled by, or under common control with Kopernik, Trustbridge, TPH, or Neuberger. No trustee of TIP had any material interest, direct or indirect, in any material transactions in which Kopernik, Trustbridge, TPH, or Neuberger, or any entity directly or indirectly controlling or controlled by Kopernik, Trustbridge, TPH, or Neuberger, is or was a party since January 1, 2015, or has such an interest in any such proposed transactions.

Information Regarding the Service Providers to Multi-Asset Fund

Custodian, Administrator, Fund Accounting Agent, Transfer Agent, Registrar, and Dividend Disbursing Agent. State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111-2900, serves as the custodian of TIP’s assets as well as its administrator, fund accounting agent, transfer agent, registrar, and dividend disbursing agent. As custodian, State Street may employ sub-custodians outside the United States.

Distributor.  Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, serves as the distributor of TIP’s shares.

Outstanding Shares and Significant Shareholders

As of June 30, 2016, Multi-Asset Fund had 303,147,144.203 shares outstanding.

As of June 30, 2016, there were no members that owned of record or beneficially 5% or more of the outstanding shares of Multi-Asset Fund.

As of June 30, 2016, the trustees and officers of TIP as a group owned less than 1% of the outstanding shares of Multi-Asset Fund.

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Annual and Semi-Annual Reports

TIP’s annual report for the fiscal year ended December 31, 2015, and semi-annual report for the period ended June 30, 2015, were previously distributed to members. TIP will furnish, without charge, an additional copy of its most recent annual report and semi-annual report to any member requesting such reports. To request a copy of such reports, members should contact TIFF Member Services by mail, telephone, or email using the contact information below or by visiting the SEC’s website at www.sec.gov.

 170 N. Radnor Chester Road, Suite 300

Radnor, PA 19087

1-800-984-0084

www.tiff.org

Electronic mail inquiries:

Services offered by TIFF: info@tiff.org

Member-specific account data: memberservices@tiff.org

WE ARE NOT ASKING YOU FOR A PROXY,

AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

23

Appendix A

AMENDMENT

to

MONEY MANAGER AGREEMENT

and SCHEDULE I

THIS AMENDMENT is entered into as of June 1, 2016, between Kopernik Global Investors, LLC (the “Manager”) and TIFF Investment Program (“TIP”) for its TIFF Multi-Asset Fund (the “Fund”).

Recitals

WHEREAS, the Manager and the Fund are parties to that certain Money Manager Agreement dated as of December 16, 2014 (the “Agreement”) pursuant to which the Manager serves as an investment adviser to the Fund; and

WHEREAS, pursuant to Section 11 of the Agreement, the parties hereto desire to amend and restate Schedule I to the Agreement to update the fee schedule; and

WHEREAS, the Manager represents that there will be no change in (a) the nature, quality or extent of services to be provided by the Manager; (b) the investment advisory or other services provided to the Fund; or (c) the personnel providing such services as a result of this amendment.

NOW, THEREFORE, intending to be legally bound, the parties hereto agree as follows:

1.	Amendment.

(a)	Section 6(a) is hereby amended by deleting in the second line thereof the words “by the tenth business day of the month following the month to which the fee relates.”

(b)	Schedule I to the Agreement is hereby deleted in its entirety and replaced with the Amended and Restated Schedule I attached hereto.

2.	Miscellaneous.

(a)	This Amendment shall be effective as of June 1, 2016.

(b)	Except as amended hereby, the Agreement shall remain in full force and effect.

(c)	All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

(d)	This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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Appendix A

IN WITNESS WHEREOF, each party hereto has caused this Amendment to be executed by its duly authorized officer, as the case may be, as of the date and year first above written.

TIFF Investment Program	Kopernik Global Investors, LLC
On behalf of the Fund by

By: /s/ Kelly A. Lundstrom	By: /s/ Robert Lamont

Title: Vice President	Title: General Counsel & CCO

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Appendix A

Amended and Restated

Schedule I

Dated as of June 1, 2016

to the

Money Manager Agreement (the “Agreement”)

Dated as of December 16, 2014

between

Kopernik Global Investors, LLC (the “Manager”) and

TIFF Investment Program for its TIFF Multi-Asset Fund (the “Fund”)

Fee Calculation

Compensation

As compensation for the services performed and the facilities and personnel provided by the Manager for the Fund pursuant to this Agreement, the Fund will pay to the Manager (i) an asset based fee (the “Investment Management Fee”) plus (ii) a performance based fee (the “Performance Based Fee”), each as described below.

All capitalized terms used but not defined in this Schedule I shall have the meanings ascribed to them in the Agreement.

Certain Defined Terms

Calculation Period: Calculation Period means the period that (a) begins on the later of (i) January 1 of any year for which compensation is to be paid pursuant to this Agreement, (ii) June 1, 2016 with respect to the Managed Assets as of that date, or (iii) as to any subsequent Tranche (as defined below), the date of the contribution pertaining to that Tranche; and (b) ends on the earlier of (i) with respect to a Tranche (or portion thereof) from which a complete (or partial) withdrawal is made, the date of such withdrawal, or (ii) December 31 of such year, even if less than 12 full months.

Tranches: The Managed Assets as of June 1, 2016, and each additional contribution of assets that is subsequently placed with the Manager, is a separate “Tranche” of Managed Assets, for purposes of this Fee Schedule; provided, however, that at the end of any Calculation Period for which a Performance Based Fee has been paid with respect to two or more Tranches, those two (or more) Tranches and the Opening Balances of their respective Net Asset Value Memorandum Accounts shall be combined into a single Tranche with a single Net Asset Value Memorandum Account, the Opening Balance of which will become the Opening Value of the Hurdle Memorandum Account for the newly formed Tranche. For purposes of calculating the Performance Based Fee, withdrawals from the various Tranches will be deemed to occur on a “first-in first-out” basis. For the avoidance of doubt, the payment of fees hereunder out of the Managed Assets shall not be considered to be a withdrawal.

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Appendix A

Opening Balance: A memorandum account shall be established for each Tranche (each a “Net Asset Value Memorandum Account”), each with an opening balance (“Opening Balance”) to be determined in accordance with this paragraph. The Opening Balance for the first Calculation Period of the Tranche pertaining to the Managed Assets as of June 1, 2016 shall be equal to the net asset value of the Managed Assets as of the close of business on May 31, 2016, computed as described in the Fund’s registration statement. The Opening Balance for the first Calculation Period of each subsequent Tranche shall be equal to the amount of the contribution pertaining to such Tranche. For each subsequent Calculation Period, the Opening Balance of the Net Asset Value Memorandum Account for each Tranche shall be equal to (a) the net asset value of the Managed Assets of such Tranche as of the last day of the Calculation Period just ended, minus (b) the dollar amount of the Performance Based Fee to be paid with respect to such Calculation Period, if any; provided, however, that in the event of a withdrawal of a portion of a Tranche (i) on a date other than December 31, the Opening Balance of the Net Asset Value Memorandum Account in respect of the remaining Managed Assets in such Tranche for the Calculation Period in which the withdrawal occurred shall be adjusted, or (ii) on December 31, the Opening Balance of the Net Asset Value Memorandum Account in respect of the remaining Managed Assets in such Tranche for the Calculation Period immediately following the Calculation Period in which the withdrawal occurred shall be adjusted, in each case, by multiplying the Opening Balance of such Net Asset Value Memorandum Account by (a) one (1), minus (b) a fraction, the numerator of which is the dollar amount withdrawn and the denominator of which is the net asset value of the Managed Assets attributable to that Tranche on the date of, but prior to, the withdrawal.

Hurdle: A separate Hurdle shall be calculated for each Tranche. A memorandum account shall be established for each Tranche (a “Hurdle Memorandum Account”), each with an opening value (“Opening Value”) to be determined in accordance with this paragraph. The Opening Value for each Tranche’s first Calculation Period shall be equal to such Tranche’s Opening Balance. For each subsequent Calculation Period, the Opening Value of the Hurdle Memorandum Account for each Tranche shall be determined as follows: (i) if a Performance Based Fee was paid in respect of a Tranche for a Calculation Period, the Opening Value of the Hurdle Memorandum Account for the immediately succeeding Calculation Period shall be equal to the Opening Balance of the Net Asset Value Memorandum Account for such Tranche for such succeeding Calculation Period; and (ii) if no Performance Based Fee was paid in respect of a Tranche for a Calculation Period, the Ending Value (as defined below) of the Hurdle Memorandum Account for such Tranche as of the last day of the Calculation Period just ended shall be the Opening Value of the Hurdle Memorandum Account for such Tranche in the immediately succeeding Calculation Period.

In the event of a withdrawal of a portion of a Tranche on a date other than December 31, the Opening Value of the Hurdle Memorandum Account in respect of the remaining Managed Assets in such Tranche for the Calculation Period in which the withdrawal occurred shall be adjusted by (i) multiplying the Opening Value of such Hurdle Memorandum Account by (a) one (1), minus (b) a fraction, the numerator of which is the dollar amount withdrawn and the denominator of which is the net asset value of the Managed Assets attributable to that Tranche on the date of, but prior to, the withdrawal, and then (ii) increasing the result by (a) the amount, if any, by which the net asset value of the Managed Assets attributable to that Tranche as of the date of withdrawal was less than the Ending Value of the Hurdle Memorandum Account applicable to that Tranche as of the date of withdrawal (the “Underperformance”), multiplied by (b) a fraction, the numerator of which is the dollar amount withdrawn and the denominator of which is the net asset value of the Managed Assets attributable to that Tranche on the date of, but prior to, the withdrawal.

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Appendix A

In the event of a withdrawal of a portion of a Tranche on December 31, if no Performance Based Fee was paid in respect of the Tranche from which the assets were withdrawn, the Opening Value of the Hurdle Memorandum Account in respect of such Tranche for the Calculation Period immediately following the Calculation Period in which the withdrawal occurred shall be (a) the Ending Value of such Hurdle Memorandum Account for such Tranche as of the last day of the Calculation Period just ended, minus (b) the dollar amount withdrawn.

In the event of a complete withdrawal of a Tranche (i) on a date other than December 31, the Opening Value of the Hurdle Memorandum Account in respect of each remaining Tranche for the Calculation Period in which the withdrawal occurred shall be adjusted, or (ii) on December 31, the Opening Value of the Hurdle Memorandum Account in respect of each remaining Tranche for the Calculation Period immediately following the Calculation Period in which the withdrawal occurred, shall be adjusted, in each case, by increasing the Opening Value of each Hurdle Memorandum Account in respect of each remaining Tranche by a proportionate share (based on the Managed Assets in each remaining Tranche compared to the aggregate remaining Managed Assets in all Tranches) of the Underperformance, if any, applicable to the Tranche that was withdrawn.

The ending value (the “Ending Value”) of the Hurdle Memorandum Account for each Tranche for each Calculation Period shall be equal to the Opening Value of the Hurdle Memorandum Account for such Calculation Period multiplied by the sum of (i) one (1), plus (ii) the percentage return of the MSCI All Country World Index, Net Dividends Reinvested, USD [ticker: NDUEACWF] for such Calculation Period.

Investment Management Fee: The Fund will pay the Manager an asset based fee of 10 basis points (0.10%) per annum, calculated monthly as of the last day of the calendar month based on the average daily net assets (gross of expenses except custodian transaction charges, the Investment Management Fee, and the Performance Based Fee) of the Managed Assets for the month to which the fee relates, computed as described in the Fund’s registration statement. The Investment Management Fee will be paid no later than the last day of the month immediately following the end of the month to which the fee relates and will be prorated for any period that is less than a full calendar month. The Investment Management Fee will be paid from the Managed Assets, except for those fees payable subsequent to a complete withdrawal of the Managed Assets which will be paid out of other Fund assets.

Calculation and Payment of Performance Based Fee: For each Calculation Period, the Performance Based Fee pertaining to a Tranche will be equal to 20% of the amount, if any, by which the net asset value of the Managed Assets attributable to that Tranche at the end of the Calculation Period exceeds the Ending Value of the Hurdle Memorandum Account applicable to that Tranche for such Calculation Period (the “Outperformance”); provided, however, that in the event of a withdrawal of a portion of a Tranche on a date other than December 31, the Performance Based Fee pertaining to such withdrawn assets shall be determined immediately prior to such withdrawal and will be equal to 20% of the Outperformance multiplied by a fraction, the numerator of which is the dollar amount withdrawn and the denominator of which is the net asset value of the Managed Assets attributable to that Tranche on the date of, but prior to, the withdrawal. Performance Based Fees shall be payable in arrears in the month that follows the last calendar month of the Calculation Period. Performance Based Fees and payment thereof shall be calculated separately for each Tranche. Performance Based Fee shall be paid from the applicable Tranche.

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Appendix A

Money Manager Agreement

This agreement (the “Agreement”) is between TIFF Investment Program (“TIP”), a Delaware statutory trust, for its TIFF Multi-Asset Fund (the “Fund”), and Kopernik Global Investors, LLC (the “Manager”), a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and is effective as of December 16, 2014 (the “Effective Date”).

Recitals

TIP is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

TIP wishes to retain the Manager to render advisory services to the Fund and the Manager is willing to render those services.

The parties therefore agree as follows:

1.	Managed Assets

The Manager will provide investment management services with respect to assets placed with the Manager on behalf of the Fund from time to time. Such assets, as changed by investment, reinvestment, additions, disbursements of expenses, and withdrawals, are referred to in this Agreement as the “Managed Assets.” The Fund may make additions to or withdraw all or any portion of the Managed Assets from this management arrangement at any time.

2.	Appointment and Powers of Manager; Investment Approach

(a) Appointment. TIP, acting on behalf of the Fund, hereby appoints the Manager to manage the Managed Assets for the period and on the terms set forth in this Agreement. The Manager hereby accepts this appointment and agrees to render the services herein described in accordance with the requirements described in Section 3(a).

(b) Powers. Subject to the supervision of the board of trustees of TIP and subject to the supervision of TIFF Advisory Services, Inc. (“TAS”) as Investment Adviser to the Fund, the Manager shall direct investment of the Managed Assets in accordance with the requirements of Section 3(a). TIP, acting on behalf of the Fund, grants the Manager authority to:

(i)	acquire (by purchase, exchange, subscription, or otherwise), hold, and dispose of (by sale, exchange, or otherwise) securities and other investments;

(ii)	determine what portion of the Managed Assets will be held uninvested; and

(iii)	enter into such agreements and make such representations (including representations regarding the purchase of securities for investment) as may be necessary or proper in connection with the performance by the Manager of its duties hereunder.

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Appendix A

(c) Power of Attorney. To enable the Manager to exercise fully the discretion granted hereunder, TIP appoints the Manager as its attorney-in-fact to invest, sell, and reinvest the Managed Assets as fully as TIP itself could do. The Manager hereby accepts this appointment.

(d) Voting. The Manager shall be authorized to vote on behalf of the Fund any proxies relating to the Managed Assets, provided, however, that the Manager shall comply with any instructions received from the Fund as to the voting of securities and handling of proxies.

(e) Independent Contractor. Except as expressly authorized herein, the Manager shall for all purposes be deemed to be an independent contractor and shall have no authority to act for or to represent TIP, the Fund, or TAS in any way, or otherwise to be an agent of any of them.

(f) Reporting. The Manager shall furnish to TIP upon reasonable request such information that TIP may reasonably require to complete documents, reports, or regulatory filings.

3.	Requirements; Duties

(a) Requirements. In performing services for the Fund and otherwise discharging its obligations under this Agreement, the Manager shall act in conformity with the following requirements (the “Requirements”):

(i)	the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations which apply to the Manager in conjunction with performing services for the Fund, if any;

(ii)	TIP’s Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-1A as filed with the Securities and Exchange Commission relating to the Fund and the shares of beneficial interest in the Fund, as such Registration Statement may be amended from time to time (the “Registration Statement”);

(iii)	the Manager’s Investment Guidelines, which may be amended from time to time through mutual agreement by TAS and the Manager;

(iv)	written instructions and directions of the board of trustees of TIP; and

(v)	written instructions and directions of TAS.

(b) Responsibility with Respect to Actions of Others. TIP may place the investment portfolio of each of its funds, including the Fund, with one or more investment managers. To the extent the applicability of, or conformity with, the Requirements depends upon investments made by, or activity of, the managers other than the Manager, the Manager agrees to comply with such Requirements: (i) to the extent that such compliance is within the Manager’s Investment Guidelines; and (ii) to the extent that the Manager is provided with information sufficient to ascertain the applicability of such Requirements. If it appears to the Fund at any time that the Fund may not be in compliance with any Requirement and the Fund or TAS so notifies the Manager, the Manager shall promptly take such actions not inconsistent with applicable law or regulation as the Fund or TAS may reasonably specify to effect compliance.

A-7

Appendix A

(c) Responsibility with Respect to Performance of Duties. In performing its duties under this Agreement, the Manager will act solely in the interests of the Fund and shall use reasonable care and its best judgment in matters relating to the Fund. The Manager will not deal with the Managed Assets in its own interest or for its own account.

(d) Valuation. The Manager shall not be responsible for calculating the Net Asset Value of the Fund’s portfolio or making final decisions on the value of portfolio securities used to calculate such net asset value, but must review regularly the pricing of the Managed Assets as made available by or on behalf of the Fund. The Manager agrees to notify the Fund promptly if the Manager reasonably believes that the value of any portfolio security comprising the Managed Assets may not reflect fair value. The Manager agrees to provide upon request any pricing information of which the Manager is aware to the Fund, to TAS, or to the Fund’s administrator to assist in the determination of the fair value of any portfolio security for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Fund’s valuation procedures for the purpose of calculating the Fund’s Net Asset value in accordance with procedures and methods established by the board of trustees of TIP.

4.	Recordkeeping and Reporting

(a) Records. The Manager shall maintain proper and complete records relating to the furnishing of investment management services under this Agreement, including records with respect to the securities transactions for the Managed Assets required by Rule 31a-1 under the 1940 Act. All records maintained pursuant to this Agreement shall be subject to examination by the Fund and by persons authorized by it during reasonable business hours upon reasonable notice. Records required by Rule 31a-1 maintained as specified above shall be the property of the Fund; the Manager will preserve such records for the periods prescribed by Rule 31a-2 under the 1940 Act and shall surrender such records promptly at the Fund's request. Upon termination of this Agreement, the Manager shall promptly return records that are the Fund's property and, upon demand, shall make and deliver to the Fund true and complete and legible copies of such other records maintained as required by this Section 4(a) as the Fund may request. The Manager may retain copies of records furnished to the Fund.

(b) Reports to Custodian. The Manager shall provide to the Fund's custodian and to the Fund, on each business day, information relating to all transactions concerning the Managed Assets.

(c) Other Reports. The Manager shall render to the board of trustees of TIP and to TAS such periodic and special reports as the board or TAS may reasonably request.

5.	Purchase and Sale of Securities

(a) Selection of Brokers. The Manager shall place all orders for the purchase and sale of securities on behalf of the Fund with brokers or dealers selected by the Manager in conformity with the policy respecting brokerage set forth in the Registration Statement. Neither the Manager nor any of its officers, employees, or any of its “affiliated persons,” as defined in the 1940 Act, will act as principal or receive any compensation in connection with the purchase or sale of investments by the Fund other than the management fees provided for in Section 6 hereof.

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Appendix A

In placing such orders, the Manager will give primary consideration to obtaining the most favorable price and efficient execution reasonably available under the circumstances and in accordance with applicable law. In evaluating the terms available for executing particular transactions for the Fund and in selecting broker-dealers to execute such transactions, the Manager may consider, in addition to commission cost and execution capabilities, those factors that it deems relevant, such as the financial stability and reputation of broker-dealers and the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided by such broker-dealers. The Manager is authorized to pay a broker-dealer who provides such brokerage and research services a commission for executing a transaction which is in excess of the amount of commission another broker-dealer would have charged for effecting that transaction if the Manager determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer in discharging responsibilities with respect to the Fund or to other client accounts as to which it exercises investment discretion.

(b) Aggregating Orders. On occasions when the Manager deems the purchase or sale of a security to be in the best interest of the Fund as well as other advisory clients of the Manager, the Manager, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of securities so purchased or sold, as well as the expense incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund and its other clients.

6.	Management Fees; Expenses

(a) Management Fees. Schedule I attached hereto sets out the fees to be paid by the Fund to the Manager by the tenth business day of the month following the month to which the fee relates. The Manager represents that the fee schedules offered to the Fund, whether for a separately managed account or an interest in a pooled investment fund offered by the Manager, are not higher than any fee schedule in effect for clients that have a substantially similar investment mandate and have an inception date on or after the date of this Agreement (a “Similar Account”). The Manager agrees that if it subsequently agrees to a fee schedule for a Similar Account that is lower than the fee schedules offered to the Fund, whether for a separately managed account or an interest in a pooled investment fund offered by the Manager, the Manager will promptly offer the lower fee schedule to the Fund.

(b) Expenses. The Manager shall furnish at its own expense all of its own office facilities, equipment and supplies, and shall perform at its own expense all routine and recurring functions necessary to render the services required under this Agreement including administrative, bookkeeping and accounting, clerical, statistical, and correspondence functions. The Fund shall pay directly, or, if the Manager makes payment, reimburse the Manager for, (i) custodial fees for the Managed Assets, (ii) brokerage commissions, issue and transfer taxes and other costs of securities transactions to which the Fund is a party, including any portion of such commissions attributable to research and brokerage services; and (iii) interest and taxes, if any, payable by the Fund. In addition, the Fund shall pay directly, or, if the Manager makes payment, reimburse the Manager for, such non-recurring special out-of-pocket costs and expenses as may be authorized in advance by the Fund.

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Appendix A

7.	Non-Exclusivity of Services

The Manager is free to act for its own account and to provide investment management services to others. The Fund acknowledges that the Manager and its officers and employees, and the Manager's other clients, may at any time have, acquire, increase, decrease or dispose of positions in the same investments which are at the same time being held, acquired or disposed of under this Agreement for the Fund. Neither the Manager nor any of its officers or employees shall have any obligation to effect a transaction under this Agreement simply because such a transaction is effected for his or its own account or for the account of another client. The Fund agrees that the Manager may refrain from providing any advice or services concerning securities of companies for which any officers, directors, partners or employees of the Manager or any of the Manager’s affiliates act as financial adviser, investment manager or in any capacity that the Manager deems confidential, unless the Manager determines in its sole discretion that it may appropriately do so. The Fund appreciates that, for good commercial and legal reasons, material nonpublic information which becomes available to affiliates of the Manager through these relationships cannot be passed on to the Fund and that the Manager may be restricted from trading the securities of issuers about which it is in possession of material nonpublic information.

8.	Liability

The Manager shall not be liable to the Fund, TIP, or TAS for any error of judgment, but the Manager shall be liable to the Fund for any loss resulting from willful misfeasance, bad faith, or gross negligence by the Manager in providing services under this Agreement or from reckless disregard by the Manager of its obligations and duties under this Agreement. Nothing in this Agreement shall constitute a waiver or limitation of any rights that the Fund, TIP, or TAS may have under applicable state or federal laws.

9.	Representations

(a) The Manager hereby represents to the Fund that the Manager is registered as an investment adviser under the Advisers Act, that it has full power and authority to enter into and perform fully the terms of this Agreement and that the execution of this Agreement on behalf of the Manager has been duly authorized and, upon execution and delivery, this Agreement will be binding upon the Manager in accordance with its terms.

(b) The Manager represents that it is in material compliance with all applicable laws, both federal and state.

(c) TIP hereby represents to the Manager that it has full power and authority to enter into and perform fully the terms of this Agreement and that the execution of this Agreement on behalf of the Fund has been duly authorized and, upon execution and delivery, this Agreement will be binding upon TIP in accordance with its terms.

(d) TIP acknowledges receipt of Parts 2A and B of the Manager’s Form ADV and Commodity Trading Advisor (CTA) Disclosure Document (if applicable).

(e) TIP represents that TIP and the Fund are in material compliance with all applicable laws and regulations, both federal and state.

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Appendix A

10.	Term

This Agreement shall continue in effect for a period of two (2) years from the date hereof and shall thereafter be automatically renewed for successive periods of one (1) year each, provided such renewals are specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated without the payment of any penalty, by (a) the Fund, if a decision to terminate is made by the board of trustees of TIP or by a vote of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act), or (b) the Manager, in each case with not more than 60 days’ nor less than 30 days' written notice from the terminating party and on the date specified in the notice of termination.

This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

11.	Amendment

Except as otherwise provided in this Agreement, this Agreement may be amended by mutual consent, but the consent of the Fund must be approved in conformity with the requirements of the 1940 Act and any order of the Securities and Exchange Commission that may address the applicability of such requirements in the case of the Fund. Any such amendment must be in writing and signed by each party.

12.	Notices

Notices or other communications required to be given pursuant to this Agreement shall be deemed duly given when delivered electronically, in writing, or sent by fax or three business days after mailing registered mail postage prepaid as follows:

Fund:	TIFF Investment Program
c/o TIFF Advisory Services, Inc.
Attn: General Counsel
170 N. Radnor Chester Road, Suite 300
Radnor, PA 19087
	Fax:	610-684-8080
	Email:	miops@tiff.org with a copy to rmaestro@tiff.org

Manager:	Kopernik Global Investors, LLC
Attn: Robert S. Lamont
Two Harbour Place,
302 Knights Run Ave, Suite 1225
Tampa, FL 33602
	Fax:	813-314-6101
	Email:	rlamont@kopernikglobal.com

Each party may change its address by giving notice as herein required.

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Appendix A

13.	Sole Instrument

This instrument constitutes the sole and only agreement of the parties to it relating to its object and correctly sets forth the rights, duties, and obligations of each party to the other as of its date. Any prior agreements, promises, negotiations, or representations not expressly set forth in this Agreement are of no force or effect.

14.	Counterparts

This Agreement may be executed in counterparts, each of which shall be deemed to be an original and all of which, taken together, shall be deemed to constitute one and the same instrument.

15.	Applicable Law

This Agreement shall be governed by, and the rights of the parties arising hereunder construed in accordance with, the laws of the State of Delaware without reference to principles of conflict of laws. Nothing herein shall be construed to require either party to do anything in violation of any applicable law or regulation.

16.	Confidential Information

Any information or recommendations supplied by any party to this Agreement, which are not otherwise in the public domain or previously known to another party in connection with the performance of obligations hereunder, including securities or other assets held or to be acquired by the Fund, transactions in securities or other assets effected or to be effected on behalf of the Fund, or financial information or any other information relating to a party to this Agreement, are to be regarded as confidential (“Confidential Information”).

No party may use or disclose to others Confidential Information about the other party, except solely for the legitimate business purposes of the Fund for which the Confidential Information was provided; as may be required by applicable law or rule or compelled by judicial or regulatory authority having competent jurisdiction over the party; or as specifically agreed to in writing by the other party to which the Confidential Information pertains. Further, no party may trade in any securities issued by another party while in possession of material non-public information about that party. Lastly, the Manager may not consult with any other money managers for the Fund about transactions in securities or other assets of the Fund, except for purposes of complying with the 1940 Act or SEC rules or regulations applicable to the Fund. Nothing in this Agreement shall be construed to prevent the Manager from lawfully giving other entities investment advice about, or trading on their behalf in, shares issued by the Fund or securities or other assets held or to be acquired by the Fund.

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Appendix A

In witness whereof, the parties hereto execute this Agreement on and make it effective on the Effective Date specified in the first paragraph of this Agreement.

TIFF Investment Program	Kopernik Global Investors, LLC
on behalf of the Fund

By: /s/ Kelly A. Lundstrom	By: /s/ Robert Lamont

Title: Vice President	Title: General Counsel & CCO

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Appendix B

Money Manager Agreement

This agreement (the “Money Manager Agreement”) is between TIFF Investment Program (“TIP”), a Delaware statutory trust, for its TIFF Multi-Asset Fund (the “Fund”), and TB Alternative Assets Ltd. (the “Manager”), a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and is effective as of June 13, 2016 (the “Effective Date”).

Recitals

TIP is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

TIP wishes to retain the Manager to render advisory services to the Fund and the Manager is willing to render those services.

The parties therefore agree as follows:

1.	Managed Assets

The Manager will provide investment management services with respect to assets placed with the Manager on behalf of the Fund from time to time. Such assets, as changed by investment, reinvestment, additions, disbursements of expenses, and withdrawals, are referred to in this Agreement as the “Managed Assets.” The Fund may make additions to or withdraw all or any portion of the Managed Assets from this management arrangement at any time.

2.	Appointment and Powers of Manager; Investment Approach

(a) Appointment. TIP, acting on behalf of the Fund, hereby appoints the Manager to manage the Managed Assets for the period and on the terms set forth in this Agreement. The Manager hereby accepts this appointment and agrees to render the services herein described in accordance with the requirements described in Section 3(a).

(b) Powers. Subject to the supervision of the board of trustees of TIP and subject to the supervision of TIFF Advisory Services, Inc. (“TAS”) as Investment Adviser to the Fund, the Manager shall direct investment of the Managed Assets in accordance with the requirements of Section 3(a). TIP, acting on behalf of the Fund, grants the Manager authority to:

(i)	acquire (by purchase, exchange, subscription, or otherwise), hold, and dispose of (by sale, exchange, or otherwise) securities and other investments;

(ii)	determine what portion of the Managed Assets will be held uninvested; and

(iii)	enter into such agreements and make such representations (including representations regarding the purchase of securities for investment) as may be necessary or proper in connection with the performance by the Manager of its duties hereunder.

B-1

Appendix B

(c) Power of Attorney. To enable the Manager to exercise fully the discretion granted hereunder, TIP appoints the Manager as its attorney-in-fact to invest, sell, and reinvest the Managed Assets as fully as TIP itself could do. The Manager hereby accepts this appointment.

(d) Voting. The Manager shall be authorized to vote on behalf of the Fund any proxies relating to the Managed Assets, provided, however, that the Manager shall comply with any instructions received from the Fund as to the voting of securities and handling of proxies.

(e) Independent Contractor. Except as expressly authorized herein, the Manager shall for all purposes be deemed to be an independent contractor and shall have no authority to act for or to represent TIP, the Fund, or TAS in any way, or otherwise to be an agent of any of them.

(f) Reporting. The Manager shall furnish to TIP upon reasonable request such information that TIP may reasonably require to complete documents, reports, or regulatory filings.

3.	Requirements; Duties

(a) Requirements. In performing services for the Fund and otherwise discharging its obligations under this Agreement, the Manager shall act in conformity with the following requirements (the “Requirements”):

(i)	the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations which apply to the Manager in conjunction with performing services for the Fund, if any;

(ii)	TIP’s Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-1A as filed with the Securities and Exchange Commission relating to the Fund and the shares of beneficial interest in the Fund, as such Registration Statement may be amended from time to time (the “Registration Statement”);

(iii)	the Manager’s Investment Guidelines, which may be amended from time to time through mutual agreement by TAS and the Manager;

(iv)	written instructions and directions of the board of trustees of TIP;

(iv)	the laws and regulations of the Hong Kong Special Administrative Region and the People’s Republic of China (the “PRC”), the Hong Kong and PRC regulations applicable to their respective stock exchanges and the Shanghai-Hong Kong Stock Connect program (including any future Shenzhen-Hong Kong Stock Connect program), including, but not limited to, requirements limiting off-exchange transfers of shares and prohibitions against overselling of shares. To the extent required by PRC law or any representative of the PRC government, the Manager will comply with PRC requirements relating to short-swing profits, disclosure of interests, and foreign ownership limits; and

(vi)	written instructions and directions of TAS.

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Appendix B

(b) Responsibility with Respect to Actions of Others. TIP may place the investment portfolio of each of its funds, including the Fund, with one or more investment managers. To the extent the applicability of, or conformity with, the Requirements depends upon investments made by, or activity of, the managers other than the Manager, the Manager agrees to comply with such Requirements: (i) to the extent that such compliance is within the Manager’s Investment Guidelines; and (ii) to the extent that the Manager is provided with information sufficient to ascertain the applicability of such Requirements. If it appears to the Fund at any time that the Fund may not be in compliance with any Requirement and the Fund or TAS so notifies the Manager, the Manager shall promptly take such actions not inconsistent with applicable law or regulation as the Fund or TAS may reasonably specify to effect compliance.

(c) Responsibility with Respect to Performance of Duties. In performing its duties under this Agreement, the Manager will act solely in the interests of the Fund and shall use reasonable care and its best judgment in matters relating to the Fund. The Manager will not deal with the Managed Assets in its own interest or for its own account.

(d) Valuation. The Manager shall not be responsible for calculating the Net Asset Value of the Fund’s portfolio or making final decisions on the value of portfolio securities used to calculate such net asset value, but must review regularly the pricing of the Managed Assets as made available by or on behalf of the Fund. The Manager agrees to notify the Fund promptly if the Manager reasonably believes that the value of any portfolio security comprising the Managed Assets may not reflect fair value. The Manager agrees to provide upon request any pricing information of which the Manager is aware to the Fund, to TAS, or to the Fund’s administrator to assist in the determination of the fair value of any portfolio security for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Fund’s valuation procedures for the purpose of calculating the Fund’s Net Asset value in accordance with procedures and methods established by the board of trustees of TIP.

4.	Recordkeeping and Reporting

(a) Records. The Manager shall maintain proper and complete records relating to the furnishing of investment management services under this Agreement, including records with respect to the securities transactions for the Managed Assets required by Rule 31a-1 under the 1940 Act. All records maintained pursuant to this Agreement shall be subject to examination by the Fund and by persons authorized by it during reasonable business hours upon reasonable notice. Records required by Rule 31a-1 maintained as specified above shall be the property of the Fund; the Manager will preserve such records for the periods prescribed by Rule 31a-2 under the 1940 Act and shall surrender such records promptly at the Fund's request. Upon termination of this Agreement, the Manager shall promptly return records that are the Fund's property and, upon demand, shall make and deliver to the Fund true and complete and legible copies of such other records maintained as required by this Section 4(a) as the Fund may request. The Manager may retain copies of records furnished to the Fund.

(b) Reports to Custodian. The Manager shall provide to the Fund's custodian and to the Fund, on each business day, information relating to all transactions concerning the Managed Assets.

(c) Other Reports. The Manager shall render to the board of trustees of TIP and to TAS such periodic and special reports as the board or TAS may reasonably request.

B-3

Appendix B

5.	Purchase and Sale of Securities

(a) Selection of Brokers. The Manager shall place all orders for the purchase and sale of securities on behalf of the Fund with brokers or dealers selected by the Manager in conformity with the policy respecting brokerage set forth in the Registration Statement. Neither the Manager nor any of its officers, employees, or any of its “affiliated persons,” as defined in the 1940 Act, will act as principal or receive any compensation in connection with the purchase or sale of investments by the Fund other than the management fees provided for in Section 6 hereof.

In placing such orders, the Manager will give primary consideration to obtaining the most favorable price and efficient execution reasonably available under the circumstances and in accordance with applicable law. In evaluating the terms available for executing particular transactions for the Fund and in selecting broker-dealers to execute such transactions, the Manager may consider, in addition to commission cost and execution capabilities, those factors that it deems relevant, such as the financial stability and reputation of broker-dealers and the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided by such broker-dealers. The Manager is authorized to pay a broker-dealer who provides such brokerage and research services a commission for executing a transaction which is in excess of the amount of commission another broker-dealer would have charged for effecting that transaction if the Manager determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer in discharging responsibilities with respect to the Fund or to other client accounts as to which it exercises investment discretion.

(b) Aggregating Orders. On occasions when the Manager deems the purchase or sale of a security to be in the best interest of the Fund as well as other advisory clients of the Manager, the Manager, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of securities so purchased or sold, as well as the expense incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund and its other clients.

6.	Management Fees; Expenses

(a) Management Fees. Schedule I attached hereto sets out the fees to be paid by the Fund to the Manager.

(b) Expenses. The Manager shall furnish at its own expense all of its own office facilities, equipment and supplies, and shall perform at its own expense all routine and recurring functions necessary to render the services required under this Agreement including administrative, bookkeeping and accounting, clerical, statistical, and correspondence functions. The Fund shall pay directly, or, if the Manager makes payment, reimburse the Manager for, (i) custodial fees for the Managed Assets, (ii) brokerage commissions, issue and transfer taxes and other costs of securities transactions to which the Fund is a party, including any portion of such commissions attributable to research and brokerage services; and (iii) interest and taxes, if any, payable by the Fund. In addition, the Fund shall pay directly, or, if the Manager makes payment, reimburse the Manager for, such non-recurring special out-of-pocket costs and expenses as may be authorized in advance by the Fund.

B-4

Appendix B

7.	Non-Exclusivity of Services

The Manager is free to act for its own account and to provide investment management services to others. The Fund acknowledges that the Manager and its officers and employees, and the Manager's other clients, may at any time have, acquire, increase, decrease or dispose of positions in the same investments which are at the same time being held, acquired or disposed of under this Agreement for the Fund. Neither the Manager nor any of its officers or employees shall have any obligation to effect a transaction under this Agreement simply because such a transaction is effected for his or its own account or for the account of another client. The Fund agrees that the Manager may refrain from providing any advice or services concerning securities of companies for which any officers, directors, partners or employees of the Manager or any of the Manager’s affiliates act as financial adviser, investment manager or in any capacity that the Manager deems confidential, unless the Manager determines in its sole discretion that it may appropriately do so. The Fund appreciates that, for good commercial and legal reasons, material nonpublic information which becomes available to affiliates of the Manager through these relationships cannot be passed on to Fund and that the Manager may be restricted from trading the securities of issuers about which it is in possession of material nonpublic information.

8.	Delegation of Services to Affiliates

The Fund acknowledges and agrees that the Manager may, in its discretion, utilize personnel employed by its affiliates to perform services pursuant to this Agreement by way of a “participating non-US affiliate” agreement in accordance with, and to the extent permitted by, the 1940 Act and the Advisers Act, including the published interpretations thereof by the U.S. Securities and Exchange Commission (“SEC”) or its staff. Should such participating non-US affiliate agreement cease to meet the requirements of the 1940 Act or the Advisers Act, including published interpretations thereof by the SEC or its staff, the Manager’s authority to utilize personnel of its affiliates in the performance of its duties hereunder shall terminate immediately and the Manager shall promptly inform TIP and TAS. For the avoidance of doubt, the Manager acknowledges and agrees that it assumes full responsibility for all actions, and any failure to act, by each person utilized to perform services under this Agreement.

9.	Liability

The Manager shall not be liable to the Fund, TIP, or TAS for any error of judgment, but the Manager shall be liable to the Fund for any loss resulting from willful misfeasance, bad faith, or gross negligence by the Manager in providing services under this Agreement or from reckless disregard by the Manager of its obligations and duties under this Agreement. Nothing in this Agreement shall constitute a waiver or limitation of any rights that the Fund, TIP, or TAS may have under applicable state or federal laws.

10.	Representations

(a) The Manager hereby represents to the Fund that the Manager is registered as an investment adviser under the Advisers Act, that it has full power and authority to enter into and perform fully the terms of this Agreement and that the execution of this Agreement on behalf of the Manager has been duly authorized and, upon execution and delivery, this Agreement will be binding upon the Manager in accordance with its terms.

B-5

Appendix B

(b) The Manager represents that it is in material compliance with all applicable laws, both federal and state.

(c) TIP hereby represents to the Manager that it has full power and authority to enter into and perform fully the terms of this Agreement and that the execution of this Agreement on behalf of the Fund has been duly authorized and, upon execution and delivery, this Agreement will be binding upon TIP in accordance with its terms.

(d) TIP acknowledges receipt of Parts 2A and B of the Manager’s Form ADV and Commodity Trading Advisor (CTA) Disclosure Document (if applicable).

(e) TIP represents that TIP and the Fund are in material compliance with all applicable laws and regulations, both federal and state.

11.	Term

This Agreement shall continue in effect for a period of two (2) years from the date hereof and shall thereafter be automatically renewed for successive periods of one (1) year each, provided such renewals are specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated without the payment of any penalty, by (a) the Fund, if a decision to terminate is made by the board of trustees of TIP or by a vote of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act), or (b) the Manager, in each case with at least 30 days' written notice from the terminating party and on the date specified in the notice of termination.

This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

12.	Amendment

Except as otherwise provided in this Agreement, this Agreement may be amended by mutual consent, but the consent of the Fund must be approved in conformity with the requirements of the 1940 Act and any order of the Securities and Exchange Commission that may address the applicability of such requirements in the case of the Fund. Any such amendment must be in writing and signed by each party.

13.	Notices

Notices or other communications required to be given pursuant to this Agreement shall be deemed duly given when delivered electronically, in writing, or sent by fax or three business days after mailing registered mail postage prepaid as follows:

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Appendix B

Fund:	TIFF Investment Program
c/o TIFF Advisory Services, Inc.
Attn: General Counsel
170 N. Radnor Chester Road, Suite 300
Radnor, PA 19087
	Fax:	610-684-8080
	Email:	miops@tiff.org with a copy to rmaestro@tiff.org

Manager:	TB Alternative Assets Ltd.
Units 2001-2004, Agricultural Bank of China Tower
50 Connaught Road Central, Central, Hong Kong
	Fax:	+852 3428-5700
	Email:	feng.ge@tbpartners.com.cn / gladys.wong@trustbridgepartners.com

Each party may change its address by giving notice as herein required.

14.	Sole Instrument

This instrument constitutes the sole and only agreement of the parties to it relating to its object and correctly sets forth the rights, duties, and obligations of each party to the other as of its date. Any prior agreements, promises, negotiations, or representations not expressly set forth in this Agreement are of no force or effect.

15.	Counterparts

This Agreement may be executed in counterparts, each of which shall be deemed to be an original and all of which, taken together, shall be deemed to constitute one and the same instrument.

16.	Applicable Law

This Agreement shall be governed by, and the rights of the parties arising hereunder construed in accordance with, the laws of the State of Delaware without reference to principles of conflict of laws. Nothing herein shall be construed to require either party to do anything in violation of any applicable law or regulation.

17.	Confidential Information

Any information or recommendations supplied by any party to this Agreement, which are not otherwise in the public domain or previously known to another party in connection with the performance of obligations hereunder, including securities or other assets held or to be acquired by the Fund, transactions in securities or other assets effected or to be effected on behalf of the Fund, or financial information or any other information relating to a party to this Agreement, are to be regarded as confidential (“Confidential Information”).

No party may use or disclose to others Confidential Information about the other party, except solely for the legitimate business purposes of the Fund for which the Confidential Information was provided; as may be required by applicable law or rule or compelled by judicial or regulatory authority having competent jurisdiction over the party; or as specifically agreed to in writing by the other party to which the Confidential Information pertains. Further, no party may trade in any securities issued by another party while in possession of material non-public information about that party. Lastly, the Manager may not consult with any other money managers for the Fund about transactions in securities or other assets of the Fund, except for purposes of complying with the 1940 Act or SEC rules or regulations applicable to the Fund. Nothing in this Agreement shall be construed to prevent the Manager from lawfully giving other entities investment advice about, or trading on their behalf in, shares issued by the Fund or securities or other assets held or to be acquired by the Fund.

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Appendix B

In witness whereof, the parties hereto execute this Agreement on and make it effective on the Effective Date specified in the first paragraph of this Agreement.

TIFF Investment Program	TB Alternative Assets Ltd.
on behalf of the Fund

By: /s/ Kelly A. Lundstrom	By: /s/ Shujun Li

Title: Vice President	Title: Director

B-8

Appendix B

SCHEDULE I

to the

Money Manager Agreement (the “Agreement”)

dated as of June 13, 2016

between

TB Alternative Assets Ltd. And

TIFF Investment Program for its TIFF Multi-Asset Fund (the “Fund”)

Fee Calculation

Compensation

As compensation for the services performed and the facilities and personnel provided by the Manager for the Fund pursuant to this Agreement, the Fund will pay to the Manager (i) an asset based fee (the “Investment Management Fee”) plus (ii) a performance based fee (the “Performance Based Fee”), each as described below.

All capitalized terms used but not defined in this Schedule I shall have the meanings ascribed to them in the Agreement.

Certain Defined Terms

Calculation Period: Calculation Period means the period that (a) begins on the later of (i) January 1 of any year for which compensation is to be paid pursuant to this Agreement, (ii) July 1, 2016 with respect to the initial Managed Assets, or (iii) as to any subsequent Tranche (as defined below), the date of the contribution pertaining to that Tranche or such other date as the parties may agree in writing; and (b) ends on the earlier of (i) with respect to a Tranche (or portion thereof) from which a complete (or partial) withdrawal is made, the date of such withdrawal, or (ii) December 31 of such year, even if less than 12 full months. For the avoidance of doubt, the payment of fees hereunder out of the Managed Assets shall not be considered to be a withdrawal.

Tranches: The Managed Assets initially placed with the Manager, and each additional contribution of assets that is subsequently placed with the Manager, is a separate “Tranche” of Managed Assets, for purposes of this Fee Schedule; provided, however, that at the end of any Calculation Period for which a Performance Based Fee has been paid with respect to two or more Tranches, those two (or more) Tranches and the Opening Balances of their respective Net Asset Value Memorandum Accounts shall be combined into a single Tranche with a single Net Asset Value Memorandum Account, the Opening Balance of which will become the Opening Value of the Hurdle Memorandum Account for the newly formed Tranche. For purposes of calculating the Performance Based Fee, withdrawals from the various Tranches will be deemed to occur on a “first-in first-out” basis, unless the Fund indicates otherwise when instructing the withdrawal.

Opening Balance: A memorandum account shall be established for each Tranche (each a “Net Asset Value Memorandum Account”), each with an opening balance (“Opening Balance”) to be determined in accordance with this paragraph. The Opening Balance for the first Calculation Period of each Tranche established in respect of Managed Assets shall be equal to (a) in respect of the initial Managed Assets placed with the Manager on or about June 13, 2016, the closing net asset value of the Managed Assets of such Tranche as of June 30, 2016; and (b) for each subsequent Tranche, (i) the amount of the contribution pertaining to such Tranche or (ii) if the Calculation Period for such Tranche begins on a date other than the date of contribution, the net asset value of the Managed Assets of such Tranche as of such date as the parties may agree in writing. For each subsequent Calculation Period, the Opening Balance of the Net Asset Value Memorandum Account for each Tranche shall be equal to (a) the net asset value of the Managed Assets of such Tranche as of the last day of the Calculation Period just ended, minus (b) the dollar amount of the Performance Based Fee to be paid with respect to such Calculation Period, if any; provided, however, that in the event of a withdrawal of a portion of a Tranche (i) on a date other than December 31, the Opening Balance of the Net Asset Value Memorandum Account in respect of the remaining Managed Assets in such Tranche for the Calculation Period in which the withdrawal occurred shall be adjusted, or (ii) on December 31, the Opening Balance of the Net Asset Value Memorandum Account in respect of the remaining Managed Assets in such Tranche for the Calculation Period immediately following the Calculation Period in which the withdrawal occurred shall be adjusted, in each case, by multiplying the Opening Balance of such Net Asset Value Memorandum Account by (a) one (1), minus (b) a fraction, the numerator of which is the dollar amount withdrawn and the denominator of which is the net asset value of the Managed Assets attributable to that Tranche on the date of, but prior to, the withdrawal.

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Appendix B

Hurdle: A separate Hurdle shall be calculated for each Tranche. A memorandum account shall be established for each Tranche (a “Hurdle Memorandum Account”), each with an opening value (“Opening Value”) to be determined in accordance with this paragraph. The Opening Value for each Tranche’s first Calculation Period shall be equal to such Tranche’s Opening Balance. For each subsequent Calculation Period, the Opening Value of the Hurdle Memorandum Account for each Tranche shall be determined as follows: (i) if a Performance Based Fee was paid in respect of a Tranche for a Calculation Period, the Opening Value of the Hurdle Memorandum Account for the immediately succeeding Calculation Period shall be equal to the Opening Balance of the Net Asset Value Memorandum Account for such Tranche for such succeeding Calculation Period; and (ii) if no Performance Based Fee was paid in respect of a Tranche for a Calculation Period, the Ending Value (as defined below) of the Hurdle Memorandum Account for such Tranche as of the last day of the Calculation Period just ended shall be the Opening Value of the Hurdle Memorandum Account for such Tranche in the immediately succeeding Calculation Period.

In the event of a withdrawal of a portion of a Tranche on a date other than December 31, the Opening Value of the Hurdle Memorandum Account in respect of the remaining Managed Assets in such Tranche for the Calculation Period in which the withdrawal occurred shall be adjusted by (i) multiplying the Opening Value of such Hurdle Memorandum Account by (a) one (1), minus (b) a fraction, the numerator of which is the dollar amount withdrawn and the denominator of which is the net asset value of the Managed Assets attributable to that Tranche on the date of, but prior to, the withdrawal, and then (ii) increasing the result by (a) the amount, if any, by which the net asset value of the Managed Assets attributable to that Tranche as of the date of withdrawal was less than the Ending Value of the Hurdle Memorandum Account applicable to that Tranche as of the date of withdrawal (the “Underperformance”), multiplied by (b) a fraction, the numerator of which is the dollar amount withdrawn and the denominator of which is the net asset value of the Managed Assets attributable to that Tranche on the date of, but prior to, the withdrawal.

In the event of a withdrawal of a portion of a Tranche on December 31, if no Performance Based Fee was paid in respect of the Tranche from which the assets were withdrawn, the Opening Value of the Hurdle Memorandum Account in respect of such Tranche for the Calculation Period immediately following the Calculation Period in which the withdrawal occurred shall be (a) the Ending Value of such Hurdle Memorandum Account for such Tranche as of the last day of the Calculation Period just ended, minus (b) the dollar amount withdrawn.

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Appendix B

In the event of a complete withdrawal of a Tranche (i) on a date other than December 31, the Opening Value of the Hurdle Memorandum Account in respect of each remaining Tranche for the Calculation Period in which the withdrawal occurred shall be adjusted, or (ii) on December 31, the Opening Value of the Hurdle Memorandum Account in respect of each remaining Tranche for the Calculation Period immediately following the Calculation Period in which the withdrawal occurred, shall be adjusted, in each case, by increasing the Opening Value of each Hurdle Memorandum Account in respect of each remaining Tranche by a proportionate share (based on the Managed Assets in each remaining Tranche compared to the aggregate remaining Managed Assets in all Tranches) of the Underperformance, if any, applicable to the Tranche that was withdrawn.

The ending value (the “Ending Value”) of the Hurdle Memorandum Account for each Tranche for each Calculation Period shall be calculated as follows: (i) the Opening Value of the Hurdle Memorandum Account for such Calculation Period shall be multiplied by the sum of (a) one (1), plus (b) the percentage Return of the Composite Benchmark for the first month in the Calculation Period, resulting in a month-end value (the “Month-End Value”); (ii) this same calculation shall be repeated for each full or partial month remaining in the Calculation Period using the prior month’s Month-End Value in lieu of the Opening Value; (iii) the final Month-End Value in the Calculation Period shall be the Ending Value of the Hurdle Memorandum Account for such Calculation Period.

Return of the Composite Benchmark: The Return of the Composite Benchmark for each Tranche shall be equal to (i) the sum of (a) the percentage return of the MSCI China Index, Daily Total Return (net) USD (ticker: NDEUCHF) plus (b) the percentage return of the CSI 300 Index Total Return (net) USD (ticker: CSIN0301); divided by (ii) two (2).

Investment Management Fee: The Fund will pay the Manager an asset based fee of 75 basis points (0.75%) per annum, calculated monthly as of the last day of the calendar month based on the average daily net assets (gross of expenses except custodian transaction charges, the Investment Management Fee, and the Performance Based Fee) of the Managed Assets for the month to which the fee relates, computed as described in the Fund’s registration statement. The Investment Management Fee will be paid no later than the last day of the month immediately following the end of the month to which the fee relates and will be prorated for any period that is less than a full calendar month. The Investment Management Fee will be paid from the Managed Assets, except for those fees payable subsequent to a complete withdrawal of the Managed Assets which will be paid out of other Fund assets.

Calculation and Payment of Performance Based Fee: For each Calculation Period, the Performance Based Fee pertaining to a Tranche will be equal to 15% of the amount, if any, by which the net asset value of the Managed Assets attributable to that Tranche at the end of the Calculation Period exceeds the Ending Value of the Hurdle Memorandum Account applicable to that Tranche for such Calculation Period (the “Outperformance”); provided, however, that in the event of a withdrawal of a portion of a Tranche on a date other than December 31, the Performance Based Fee pertaining to such withdrawn assets shall be determined immediately prior to such withdrawal and will be equal to 15% of the Outperformance multiplied by a fraction, the numerator of which is the dollar amount withdrawn and the denominator of which is the net asset value of the Managed Assets attributable to that Tranche on the date of, but prior to, the withdrawal. Performance Based Fees shall be payable in arrears in the month that follows the last calendar month of the Calculation Period. Performance Based Fees and payment thereof shall be calculated separately for each Tranche. Performance Based Fee shall be paid from the applicable Tranche.

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Appendix C

Money Manager Agreement

This agreement (the “Money Manager Agreement”) is between TIFF Investment Program (“TIP”), a Delaware statutory trust, for its TIFF Multi-Asset Fund (the “Fund”), and TPH Asset Management LLC (the “Manager”), a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and is effective as of June 10, 2016 (the “Effective Date”).

Recitals

TIP is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

TIP wishes to retain the Manager to render advisory services to the Fund and the Manager is willing to render those services.

The parties therefore agree as follows:

1.	Managed Assets

The Manager will provide investment management services with respect to assets placed with the Manager on behalf of the Fund from time to time. Such assets, as changed by investment, reinvestment, additions, disbursements of expenses, and withdrawals, are referred to in this Agreement as the “Managed Assets.” The Fund may make additions to or withdraw all or any portion of the Managed Assets from this management arrangement at any time.

2.	Appointment and Powers of Manager; Investment Approach

(a) Appointment. TIP, acting on behalf of the Fund, hereby appoints the Manager to manage the Managed Assets for the period and on the terms set forth in this Agreement. The Manager hereby accepts this appointment and agrees to render the services herein described in accordance with the requirements described in Section 3(a).

(b) Powers. Subject to the supervision of the board of trustees of TIP and subject to the supervision of TIFF Advisory Services, Inc. (“TAS”) as Investment Adviser to the Fund, the Manager shall direct investment of the Managed Assets in accordance with the requirements of Section 3(a). TIP, acting on behalf of the Fund, grants the Manager authority to:

(i)	acquire (by purchase, exchange, subscription, or otherwise), hold, and dispose of (by sale, exchange, or otherwise) securities and other investments;

(ii)	determine what portion of the Managed Assets will be held uninvested; and

(iii)	enter into such agreements and make such representations (including representations regarding the purchase of securities for investment) as may be necessary or proper in connection with the performance by the Manager of its duties hereunder.

C-1

Appendix C

(c) Power of Attorney. To enable the Manager to exercise fully the discretion granted hereunder, TIP appoints the Manager as its attorney-in-fact to invest, sell, and reinvest the Managed Assets as fully as TIP itself could do. The Manager hereby accepts this appointment.

(d) Voting. The Manager shall be authorized to vote on behalf of the Fund any proxies relating to the Managed Assets, provided, however, that the Manager shall comply with any instructions received from the Fund as to the voting of securities and handling of proxies.

(e) Independent Contractor. Except as expressly authorized herein, the Manager shall for all purposes be deemed to be an independent contractor and shall have no authority to act for or to represent TIP, the Fund, or TAS in any way, or otherwise to be an agent of any of them.

(f) Reporting. The Manager shall furnish to TIP upon reasonable request such information that TIP may reasonably require to complete documents, reports, or regulatory filings.

3.	Requirements; Duties

(a) Requirements. In performing services for the Fund and otherwise discharging its obligations under this Agreement, the Manager shall act in conformity with the following requirements (the “Requirements”):

(i)	the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations which apply to the Manager in conjunction with performing services for the Fund, if any;

(ii)	TIP’s Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-1A as filed with the Securities and Exchange Commission relating to the Fund and the shares of beneficial interest in the Fund, as such Registration Statement may be amended from time to time (the “Registration Statement”);

(iii)	the Manager’s Investment Guidelines, which may be amended from time to time through mutual agreement by TAS and the Manager;

(iv)	written instructions and directions of the board of trustees of TIP; and

(v)	written instructions and directions of TAS.

(b) Responsibility with Respect to Actions of Others. TIP may place the investment portfolio of each of its funds, including the Fund, with one or more investment managers. To the extent the applicability of, or conformity with, the Requirements depends upon investments made by, or activity of, the managers other than the Manager, the Manager agrees to comply with such Requirements: (i) to the extent that such compliance is within the Manager’s Investment Guidelines; and (ii) to the extent that the Manager is provided with information sufficient to ascertain the applicability of such Requirements. If it appears to the Fund at any time that the Fund may not be in compliance with any Requirement and the Fund or TAS so notifies the Manager, the Manager shall promptly take such actions not inconsistent with applicable law or regulation as the Fund or TAS may reasonably specify to effect compliance.

C-2

Appendix C

(c) Responsibility with Respect to Performance of Duties. In performing its duties under this Agreement, the Manager will act solely in the interests of the Fund and shall use reasonable care and its best judgment in matters relating to the Fund. The Manager will not deal with the Managed Assets in its own interest or for its own account.

(d) Valuation. The Manager shall not be responsible for calculating the Net Asset Value of the Fund’s portfolio or making final decisions on the value of portfolio securities used to calculate such net asset value, but must review regularly the pricing of the Managed Assets as made available by or on behalf of the Fund. The Manager agrees to notify the Fund promptly if the Manager reasonably believes that the value of any portfolio security comprising the Managed Assets may not reflect fair value. The Manager agrees to provide upon request any pricing information of which the Manager is aware to the Fund, to TAS, or to the Fund’s administrator to assist in the determination of the fair value of any portfolio security for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Fund’s valuation procedures for the purpose of calculating the Fund’s Net Asset value in accordance with procedures and methods established by the board of trustees of TIP.

4.	Recordkeeping and Reporting

(a) Records. The Manager shall maintain proper and complete records relating to the furnishing of investment management services under this Agreement, including records with respect to the securities transactions for the Managed Assets required by Rule 31a-1 under the 1940 Act. All records maintained pursuant to this Agreement shall be subject to examination by the Fund and by persons authorized by it during reasonable business hours upon reasonable notice. Records required by Rule 31a-1 maintained as specified above shall be the property of the Fund; the Manager will preserve such records for the periods prescribed by Rule 31a-2 under the 1940 Act and shall surrender such records promptly at the Fund's request. Upon termination of this Agreement, the Manager shall promptly return records that are the Fund's property and, upon demand, shall make and deliver to the Fund true and complete and legible copies of such other records maintained as required by this Section 4(a) as the Fund may request. The Manager may retain copies of records furnished to the Fund.

(b) Reports to Custodian. The Manager shall provide to the Fund's custodian and to the Fund, on each business day, information relating to all transactions concerning the Managed Assets.

(c) Other Reports. The Manager shall render to the board of trustees of TIP and to TAS such periodic and special reports as the board or TAS may reasonably request.

5.	Purchase and Sale of Securities

(a) Selection of Brokers. The Manager shall place all orders for the purchase and sale of securities on behalf of the Fund with brokers or dealers selected by the Manager in conformity with the policy respecting brokerage set forth in the Registration Statement. Neither the Manager nor any of its officers, employees, or any of its “affiliated persons,” as defined in the 1940 Act, will act as principal or receive any compensation in connection with the purchase or sale of investments by the Fund other than the management fees provided for in Section 6 hereof.

In placing such orders, the Manager will give primary consideration to obtaining the most favorable price and efficient execution reasonably available under the circumstances and in accordance with applicable law. In evaluating the terms available for executing particular transactions for the Fund and in selecting broker-dealers to execute such transactions, the Manager may consider, in addition to commission cost and execution capabilities, those factors that it deems relevant, such as the financial stability and reputation of broker-dealers and the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided by such broker-dealers. The Manager is authorized to pay a broker-dealer who provides such brokerage and research services a commission for executing a transaction which is in excess of the amount of commission another broker-dealer would have charged for effecting that transaction if the Manager determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer in discharging responsibilities with respect to the Fund or to other client accounts as to which it exercises investment discretion.

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Appendix C

(b) Aggregating Orders. On occasions when the Manager deems the purchase or sale of a security to be in the best interest of the Fund as well as other advisory clients of the Manager, the Manager, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of securities so purchased or sold, as well as the expense incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund and its other clients.

6.	Management Fees; Expenses

(a) Management Fees. Schedule I attached hereto sets out the fees to be paid by the Fund to the Manager no later than the last day of the month immediately following the end of the period to which the fee relates.

(b) Expenses. The Manager shall furnish at its own expense all of its own office facilities, equipment and supplies, and shall perform at its own expense all routine and recurring functions necessary to render the services required under this Agreement including administrative, bookkeeping and accounting, clerical, statistical, and correspondence functions. The Fund shall pay directly, or, if the Manager makes payment, reimburse the Manager for, (i) custodial fees for the Managed Assets, (ii) brokerage commissions, issue and transfer taxes and other costs of securities transactions to which the Fund is a party, including any portion of such commissions attributable to research and brokerage services; and (iii) interest and taxes, if any, payable by the Fund. In addition, the Fund shall pay directly, or, if the Manager makes payment, reimburse the Manager for, such non-recurring special out-of-pocket costs and expenses as may be authorized in advance by the Fund.

7.	Non-Exclusivity of Services

The Manager is free to act for its own account and to provide investment management services to others. The Fund acknowledges that the Manager and its officers and employees, and the Manager's other clients, may at any time have, acquire, increase, decrease or dispose of positions in the same investments which are at the same time being held, acquired or disposed of under this Agreement for the Fund. Neither the Manager nor any of its officers or employees shall have any obligation to effect a transaction under this Agreement simply because such a transaction is effected for his or its own account or for the account of another client. The Fund agrees that the Manager may refrain from providing any advice or services concerning securities of companies for which any officers, directors, partners or employees of the Manager or any of the Manager’s affiliates act as financial adviser, investment manager or in any capacity that the Manager deems confidential, unless the Manager determines in its sole discretion that it may appropriately do so. The Fund appreciates that, for good commercial and legal reasons, material nonpublic information which becomes available to affiliates of the Manager through these relationships cannot be passed on to Fund and that the Manager may be restricted from trading the securities of issuers about which it is in possession of material nonpublic information.

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Appendix C

8.	Liability

The Manager shall not be liable to the Fund, TIP, or TAS for any error of judgment, but the Manager shall be liable to the Fund for any loss resulting from willful misfeasance, bad faith, or gross negligence by the Manager in providing services under this Agreement or from reckless disregard by the Manager of its obligations and duties under this Agreement. Nothing in this Agreement shall constitute a waiver or limitation of any rights that the Fund, TIP, or TAS may have under applicable state or federal laws.

9.	Representations

(a) The Manager hereby represents to the Fund that the Manager is registered as an investment adviser under the Advisers Act, that it has full power and authority to enter into and perform fully the terms of this Agreement and that the execution of this Agreement on behalf of the Manager has been duly authorized and, upon execution and delivery, this Agreement will be binding upon the Manager in accordance with its terms.

(b) The Manager represents that it is in material compliance with all applicable laws, both federal and state.

(c) TIP hereby represents to the Manager that it has full power and authority to enter into and perform fully the terms of this Agreement and that the execution of this Agreement on behalf of the Fund has been duly authorized and, upon execution and delivery, this Agreement will be binding upon TIP in accordance with its terms.

(d) TIP acknowledges receipt of Parts 2A and B of the Manager’s Form ADV and Commodity Trading Advisor (CTA) Disclosure Document (if applicable).

(e) TIP represents that TIP and the Fund are in material compliance with all applicable laws and regulations, both federal and state.

10.	Term

This Agreement shall continue in effect for a period of two (2) years from the date hereof and shall thereafter be automatically renewed for successive periods of one (1) year each, provided such renewals are specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated without the payment of any penalty, by (a) the Fund, if a decision to terminate is made by the board of trustees of TIP or by a vote of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act), or (b) the Manager, in each case with at least 30 days' written notice from the terminating party and on the date specified in the notice of termination.

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Appendix C

This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

11.	Amendment

Except as otherwise provided in this Agreement, this Agreement may be amended by mutual consent, but the consent of the Fund must be approved in conformity with the requirements of the 1940 Act and any order of the Securities and Exchange Commission that may address the applicability of such requirements in the case of the Fund. Any such amendment must be in writing and signed by each party.

12.	Notices

Notices or other communications required to be given pursuant to this Agreement shall be deemed duly given when delivered electronically, in writing, or sent by fax or three business days after mailing registered mail postage prepaid as follows:

Fund:	TIFF Investment Program
c/o TIFF Advisory Services, Inc.
Attn: General Counsel
170 N. Radnor Chester Road, Suite 300
Radnor, PA 19087
	Fax:	610-684-8080
	Email:	miops@tiff.org with a copy to rmaestro@tiff.org

Manager:	TPH Asset Management, LLC
Attn: Chief Operating Officer
111 Bagby Street, Suite 4920
Houston, TX 77002
	Fax:	713-337-4704
	Email:	tiff@tphco.com with copies to wmoody@tphco.com and
rdesai@tphco.com

Each party may change its address by giving notice as herein required.

13.	Sole Instrument

This instrument constitutes the sole and only agreement of the parties to it relating to its object and correctly sets forth the rights, duties, and obligations of each party to the other as of its date. Any prior agreements, promises, negotiations, or representations not expressly set forth in this Agreement are of no force or effect.

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Appendix C

14.	Counterparts

This Agreement may be executed in counterparts, each of which shall be deemed to be an original and all of which, taken together, shall be deemed to constitute one and the same instrument.

15.	Applicable Law

This Agreement shall be governed by, and the rights of the parties arising hereunder construed in accordance with, the laws of the State of Delaware without reference to principles of conflict of laws. Nothing herein shall be construed to require either party to do anything in violation of any applicable law or regulation.

16.	Confidential Information

Any information or recommendations supplied by any party to this Agreement, which are not otherwise in the public domain or previously known to another party in connection with the performance of obligations hereunder, including securities or other assets held or to be acquired by the Fund, transactions in securities or other assets effected or to be effected on behalf of the Fund, or financial information or any other information relating to a party to this Agreement, are to be regarded as confidential (“Confidential Information”).

No party may use or disclose to others Confidential Information about the other party, except solely for the legitimate business purposes of the Fund for which the Confidential Information was provided; as may be required by applicable law or rule or compelled by judicial or regulatory authority having competent jurisdiction over the party; or as specifically agreed to in writing by the other party to which the Confidential Information pertains. Further, no party may trade in any securities issued by another party while in possession of material non-public information about that party. Lastly, the Manager may not consult with any other money managers for the Fund about transactions in securities or other assets of the Fund, except for purposes of complying with the 1940 Act or SEC rules or regulations applicable to the Fund. Nothing in this Agreement shall be construed to prevent the Manager from lawfully giving other entities investment advice about, or trading on their behalf in, shares issued by the Fund or securities or other assets held or to be acquired by the Fund.

In witness whereof, the parties hereto execute this Agreement on and make it effective on the Effective Date specified in the first paragraph of this Agreement.

TIFF Investment Program	TPH Asset Management LLC
on behalf of the Fund

By: /s/ Kelly A. Lundstrom	By: /s/ Walker Moody

Title: Vice President	Title: COO

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Appendix C

Schedule I

Dated as of June 10, 2016

to the

Money Manager Agreement (the “Agreement”)

Dated as of June 10, 2016

between

TPH Asset Management LLC (the “Manager”) and

TIFF Investment Program for its TIFF Multi-Asset Fund (the “Fund”)

Fee Calculation

Compensation

As compensation for the services performed and the facilities and personnel provided by the Manager for the Fund pursuant to this Agreement, the Fund will pay to the Manager (i) an asset based fee (the “Investment Management Fee”) plus (ii) a performance based fee (the “Performance Based Fee”), each as described below.

All capitalized terms used but not defined in this Schedule I shall have the meanings ascribed to them in the Agreement.

Investment Management Fee: The Fund will pay the Manager an asset based Investment Management Fee equal to the Fee Rate, calculated monthly as of the last day of the calendar month, based on the average daily net assets (gross of expenses except custodian transaction charges, the Investment Management Fee, and the Performance Based Fee) of the Managed Assets for the month to which the fee relates.

For purposes of this calculation the Fee Rate per annum is determined based on TIFF Net Assets Contributed as of the date of calculation, where TIFF Net Assets Contributed is (i) the aggregate contributions made by funds or accounts advised by TIFF Advisory Services, Inc., or its affiliates, to separate accounts or pooled investment vehicles managed by the Manager or its affiliates pursuant to an investment strategy similar to that being pursued on behalf of the Fund under the Agreement, reduced by (ii) withdrawals of such contributions, but excluding withdrawals of income or gains:

If TIFF Net Assets Contributed are:	The Fee Rate is:
Less than $70,000,000	1.00% per annum on all assets
$70,000,000 - $125,000,000	0.65% per annum on all assets
Greater than $125,000,000	0.55% per annum on all assets

For the avoidance of doubt, the payment of fees hereunder out of the Managed Assets shall not be considered to be a withdrawal.

The Investment Management Fee will be paid no later than the last day of the month immediately following the end of the month to which the fee relates and will be prorated for any period that is less than a full calendar month. The Investment Management Fee will be paid from the Managed Assets.

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Appendix C

Certain Defined Terms

Calculation Period: Calculation Period means the period that (a) begins on the later of (i) January 1, (ii) June 20, 2016, or other such date as the parties may agree in writing, with respect to the initial Managed Assets, or (iii) as to any subsequent Tranche (as defined below), the date of the contribution pertaining to that Tranche or such other date as the parties may agree in writing; and (b) ends on the earlier of (i) with respect to a Tranche (or portion thereof) from which a complete or partial withdrawal is made, the date of such withdrawal, or (ii) December 31 of such year, even if less than 12 full months. For the avoidance of doubt, the payment of fees hereunder out of the Managed Assets shall not be considered to be a withdrawal.

High Water Mark: A separate High Water Mark shall be calculated for each Tranche. The High Water Mark for the first Calculation Period of each Tranche established in respect of Managed Assets shall be equal to the amount of the contribution pertaining to such Tranche. For each subsequent Calculation Period, the High Water Mark for each Tranche shall be determined as follows: (i) if a Performance Based Fee was paid in respect of a Tranche for a Calculation Period, the High Water Mark for the immediately succeeding Calculation Period shall be equal to the Opening Balance of the Net Asset Value Memorandum Account for such Tranche for such succeeding Calculation Period; and (ii) if no Performance Based Fee was paid in respect of a Tranche for a Calculation Period, the High Water Mark shall remain at its prior level for the immediately succeeding Calculation Period.

In the event of a withdrawal of a portion of a Tranche (i) on a date other than December 31, the High Water Mark in respect of the remaining Managed Assets in such Tranche for the Calculation Period in which the withdrawal occurred shall be adjusted, or (ii) on December 31, if no Performance Based Fee was paid in respect of the Tranche from which the assets were withdrawn, the High Water Mark in respect of such Tranche for the Calculation Period immediately following the Calculation Period in which the withdrawal occurred shall be determined, in each case, by multiplying the High Water Mark then in effect by (a) one (1), minus (b) a fraction, the numerator of which is the dollar amount withdrawn and the denominator of which is the net asset value of the Managed Assets attributable to that Tranche on the date of, but prior to, the withdrawal.

Hurdle: A separate Hurdle shall be calculated for each Tranche. A memorandum account shall be established for each Tranche (a “Hurdle Memorandum Account”), each with an opening value (“Opening Value”) to be determined in accordance with this paragraph. The Opening Value for each Tranche’s first Calculation Period shall be equal to such Tranche’s Opening Balance. For each subsequent Calculation Period, the Opening Value of the Hurdle Memorandum Account for each Tranche shall be determined as follows: (i) if a Performance Based Fee was paid in respect of a Tranche for a Calculation Period, the Opening Value of the Hurdle Memorandum Account for the immediately succeeding Calculation Period shall be equal to the Opening Balance of the Net Asset Value Memorandum Account for such Tranche for such succeeding Calculation Period; and (ii) if no Performance Based Fee was paid in respect of a Tranche for a Calculation Period, the Ending Value (as defined below) of the Hurdle Memorandum Account for such Tranche as of the last day of the Calculation Period just ended shall be the Opening Value of the Hurdle Memorandum Account for such Tranche in the immediately succeeding Calculation Period.

In the event of a withdrawal of a portion of a Tranche on a date other than December 31, the Opening Value of the Hurdle Memorandum Account in respect of the remaining Managed Assets in such Tranche for the Calculation Period in which the withdrawal occurred shall be adjusted by multiplying the Opening Value of such Hurdle Memorandum Account by (i) one (1), minus (ii) a fraction, the numerator of which is the dollar amount withdrawn and the denominator of which is the net asset value of the Managed Assets attributable to that Tranche on the date of, but prior to, the withdrawal.

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Appendix C

In the event of a withdrawal of a portion of a Tranche on December 31, if no Performance Based Fee was paid in respect of the Tranche from which the assets were withdrawn, the Opening Value of the Hurdle Memorandum Account in respect of such Tranche for the Calculation Period immediately following the Calculation Period in which the withdrawal occurred shall be determined by multiplying the Ending Value of such Hurdle Memorandum Account for such Tranche as of the last day of the Calculation Period just ended by (i) one (1), minus (ii) a fraction, the numerator of which is the dollar amount withdrawn and the denominator of which is the net asset value of the Managed Assets attributable to that Tranche on the date of, but prior to, the withdrawal.

The ending value (the “Ending Value”) of the Hurdle Memorandum Account for each Tranche for each Calculation Period shall be equal to the Opening Value of the Hurdle Memorandum Account for such Calculation Period multiplied by the sum of (i) one (1), plus (ii) the percentage return of the Alerian MLP Total Return Index [symbol: AMZX] for such Calculation Period.

Opening Balance: A memorandum account shall be established for each Tranche (each a “Net Asset Value Memorandum Account”), each with an opening balance (“Opening Balance”) to be determined in accordance with this paragraph. The Opening Balance for the first Calculation Period of each Tranche established in respect of Managed Assets shall be equal to (a) in respect of the initial Managed Assets placed with the Manager on or about June 13, 2016, the closing net asset value of the Managed Assets of such Tranche as of June 17, 2016 or such other date as the parties may agree in writing; and (b) for each subsequent Tranche, (i) the amount of the contribution pertaining to such Tranche or (ii) if the Calculation Period for such Tranche begins on a date other than the date of contribution, the net asset value of the Managed Assets of such Tranche as of such date as the parties may agree in writing. For each subsequent Calculation Period, the Opening Balance of the Net Asset Value Memorandum Account for each Tranche shall be equal to (a) the net asset value of the Managed Assets of such Tranche as of the last day of the Calculation Period just ended, minus (b) the dollar amount of the Performance Based Fee to be paid with respect to such Calculation Period, if any; provided, however, that in the event of a withdrawal of a portion of a Tranche (i) on a date other than December 31, the Opening Balance of the Net Asset Value Memorandum Account in respect of the remaining Managed Assets in such Tranche for the Calculation Period in which the withdrawal occurred shall be adjusted, or (ii) on December 31, the Opening Balance of the Net Asset Value Memorandum Account in respect of the remaining Managed Assets in such Tranche for the Calculation Period immediately following the Calculation Period in which the withdrawal occurred shall be adjusted, in each case, by multiplying the Opening Balance of such Net Asset Value Memorandum Account by (a) one (1), minus (b) a fraction, the numerator of which is the dollar amount withdrawn and the denominator of which is the net asset value of the Managed Assets attributable to that Tranche on the date of, but prior to, the withdrawal.

Tranches: The Managed Assets initially placed with the Manager, and each additional contribution of assets that is subsequently placed with the Manager, is a separate “Tranche” of Managed Assets, for purposes of this Fee Schedule; provided, however, that at the end of any Calculation Period for which a Performance Based Fee has been paid with respect to two or more Tranches, those two (or more) Tranches, the Opening Balances of their respective Net Asset Value Memorandum Accounts, and their High Water Marks shall be combined into a single Tranche with a single High Water Mark and a single Net Asset Value Memorandum Account, the Opening Balance of which will become the Opening Value of the Hurdle Memorandum Account for the newly formed Tranche. For purposes of calculating the Performance Based Fee, withdrawals from the various Tranches will be deemed to occur on a “first-in first-out” basis, unless the Fund indicates otherwise when instructing the withdrawal.

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Appendix C

Calculation and Payment of Performance Based Fee: For each Calculation Period, the Performance Based Fee pertaining to a Tranche will be equal to 20% of the amount, if any, by which the net asset value of the Managed Assets attributable to that Tranche at the end of the Calculation Period exceeds the greater of (i) the Ending Value of the Hurdle Memorandum Account applicable to that Tranche for such Calculation Period or (ii) the High Water Mark applicable to that Tranche for such Calculation Period (the “Outperformance”); provided, however, that in the event of a withdrawal of a portion of a Tranche on a date other than December 31, the Performance Based Fee pertaining to such withdrawn assets shall be determined immediately prior to such withdrawal as just described and multiplied by a fraction, the numerator of which is the dollar amount withdrawn and the denominator of which is the net asset value of the Managed Assets attributable to that Tranche on the date of, but prior to, the withdrawal. Performance Based Fees shall be payable in arrears in the month that follows the last calendar month of the Calculation Period. Performance Based Fees and payment thereof shall be calculated separately for each Tranche. Performance Based Fees shall be paid from the applicable Tranche.

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Appendix D

Money Manager Agreement

This agreement (the “Money Manager Agreement”) is between TIFF Investment Program (“TIP”), a Delaware statutory trust, for its TIFF Multi-Asset Fund (the “Fund”), and Neuberger Berman Asia Limited (the “Manager”), a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and is effective as of June 13, 2016 (the “Effective Date”).

Recitals

TIP is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

TIP wishes to retain the Manager to render advisory services to the Fund and the Manager is willing to render those services.

The parties therefore agree as follows:

1.	Managed Assets

The Manager will provide investment management services with respect to assets placed with the Manager on behalf of the Fund from time to time. Such assets, as changed by investment, reinvestment, additions, disbursements of expenses, and withdrawals, are referred to in this Agreement as the “Managed Assets.” The Fund may make additions to or withdraw all or any portion of the Managed Assets from this management arrangement at any time.

2.	Appointment and Powers of Manager; Investment Approach

(a) Appointment. TIP, acting on behalf of the Fund, hereby appoints the Manager to manage the Managed Assets for the period and on the terms set forth in this Agreement. The Manager hereby accepts this appointment and agrees to render the services herein described in accordance with the requirements described in Section 3(a).

(b) Powers. Subject to the supervision of the board of trustees of TIP and subject to the supervision of TIFF Advisory Services, Inc. (“TAS”) as Investment Adviser to the Fund, the Manager shall direct investment of the Managed Assets in accordance with the requirements of Section 3(a). TIP, acting on behalf of the Fund, grants the Manager authority to:

(i)	acquire (by purchase, exchange, subscription, or otherwise), hold, and dispose of (by sale, exchange, or otherwise) securities and other investments and provide the necessary instructions on behalf of the Fund to brokers and custodians to effect the transactions;

(ii)	determine what portion of the Managed Assets will be held uninvested; and

(iii)	enter into such agreements and make such representations (including representations regarding the purchase of securities and other instruments for investment) as may be necessary or proper in connection with the performance by the Manager of its duties hereunder.

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Appendix D

(c) Power of Attorney. To enable the Manager to exercise fully the discretion granted hereunder, TIP appoints the Manager as its attorney-in-fact to invest, sell, and reinvest the Managed Assets as fully as TIP itself could do. The Manager hereby accepts this appointment.

(d) Voting. The Manager shall be authorized to vote on behalf of the Fund any proxies relating to the Managed Assets, provided, however, that the Manager shall comply with any instructions received from the Fund as to the voting of securities and handling of proxies.

(e) Independent Contractor. Except as expressly authorized herein, the Manager shall for all purposes be deemed to be an independent contractor and shall have no authority to act for or to represent TIP, the Fund, or TAS in any way, or otherwise to be an agent of any of them.

(f) Reporting. The Manager shall furnish to TIP upon reasonable request such information that TIP may reasonably require to complete documents, reports, or regulatory filings.

3.	Requirements; Duties

(a) Requirements. In performing services for the Fund and otherwise discharging its obligations under this Agreement, the Manager shall act in conformity with the following requirements (the “Requirements”):

(i)	the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations which apply to the Manager in conjunction with performing services for the Fund, if any;

(ii)	TIP’s Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-1A as filed with the Securities and Exchange Commission relating to the Fund and the shares of beneficial interest in the Fund, as such Registration Statement may be amended from time to time (the “Registration Statement”). TIP shall deliver or otherwise make available to the Manager any amendments or supplements to the Registration Statement that contain changes that pertain to the Manager’s provision of services under this Agreement prior to the effectiveness thereof (or as soon as reasonably practicable thereafter);

(iii)	the Manager’s Investment Guidelines, which may be amended from time to time through mutual agreement by TAS and the Manager in writing;

(iv)	written instructions and directions of the board of trustees of TIP;

(v)	the laws and regulations of the Hong Kong Special Administrative Region and the People’s Republic of China (the “PRC”), the Hong Kong and PRC regulations applicable to their respective stock exchanges and the Shanghai-Hong Kong Stock Connect program (including any future Shenzhen-Hong Kong Stock Connect program), including, but not limited to, requirements limiting off-exchange transfers of shares and prohibitions against overselling of shares, subject to paragraph 3(b) of this Agreement. To the extent required by PRC law or any representative of the PRC government, the Manager will comply with PRC requirements relating to short-swing profits, disclosure of interests, and foreign ownership limits, subject to paragraph 3(b) of this Agreement; and

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Appendix D

(vi)	written instructions and directions of TAS.

(b) Responsibility with Respect to Actions of Others. TIP may place the investment portfolio of each of its funds, including the Fund, with one or more investment managers. To the extent the applicability of, or conformity with, the Requirements depends upon investments made by, or activity of, the managers other than the Manager, the Manager agrees to comply with such Requirements: (i) to the extent that such compliance is within the Manager’s Investment Guidelines; and (ii) to the extent that the Manager is provided with information sufficient to ascertain the applicability of such Requirements. If it appears to the Fund at any time that the Fund may not be in compliance with any Requirement and the Fund or TAS so notifies the Manager, the Manager shall promptly take such actions not inconsistent with applicable law or regulation as the Fund or TAS may reasonably specify to effect compliance. The Fund further acknowledges and agrees that certain requirements under applicable laws in China (including but not limited to the intraday trading restriction, foreign ownership limits, disclosure of interests requirements and short swing profit rule) may be calculated and applied on an aggregate basis across all investment portfolios of the Fund, including any investment portfolios and assets managed by other investment managers of the Fund. The Manager acknowledges and agrees that such requirements may be required to be calculated and applied on an aggregate basis across all investment portfolios and assets managed by the Manager and, in certain circumstances, its affiliates. The Manager’s responsibility to ensure compliance with such applicable laws shall be limited to the trading and investment activities of (i) the Managed Assets only, calculated and applied on an individual account basis without reference to any other investment portfolios or assets managed by other investment managers of the Fund and (ii) to the extent required by law, such other portfolios and assets managed by the Manager and its affiliates if such portfolios and assets are aggregated with the Managed Assets.

(c) Responsibility with Respect to Performance of Duties. In performing its duties under this Agreement, the Manager will act solely in the interests of the Fund and shall use reasonable care and its best judgment in matters relating to the Fund. The Manager will not deal with the Managed Assets in its own interest or for its own account; provided however that nothing in this paragraph shall be construed as a limitation on Section 7 below.

(d) Valuation. The Manager shall not be responsible for calculating the Net Asset Value of the Fund’s portfolio or making final decisions on the value of portfolio securities used to calculate such net asset value but must review regularly the pricing of the Managed Assets as made available by or on behalf of the Fund. The Manager agrees to notify the Fund as soon as reasonably practicable if the Manager reasonably believes that the value of any portfolio security comprising the Managed Assets may not reflect fair value. The Manager agrees to provide upon reasonable request any pricing information of which the Manager is aware to the Fund, to TAS, or to the Fund’s administrator to assist in the determination of the fair value of any portfolio security comprising the Managed Assets for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Fund’s valuation procedures for the purpose of calculating the Fund’s Net Asset value in accordance with procedures and methods established by the board of trustees of TIP.

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Appendix D

4.	Recordkeeping and Reporting

(a) Records. The Manager shall maintain proper and complete records relating to the furnishing of investment management services under this Agreement, including records with respect to the securities transactions for the Managed Assets required by Rule 31a-1 under the 1940 Act. All records maintained pursuant to this Agreement shall be subject to examination by the Fund and by persons authorized by it during reasonable business hours upon reasonable notice. Records required by Rule 31a-1 maintained as specified above shall be the property of the Fund; the Manager will preserve such records for the periods prescribed by Rule 31a-2 under the 1940 Act and shall surrender such records promptly at the Fund's request. Upon termination of this Agreement, the Manager shall promptly return records that are the Fund's property and, upon demand, shall make and deliver to the Fund true and complete and legible copies of such other records maintained as required by this Section 4(a) as the Fund may reasonably request. The Manager may retain copies of records furnished to the Fund.

(b) Reports to Custodian. The Manager shall provide to the Fund's custodian and to the Fund, on each business day, information relating to all transactions concerning the Managed Assets.

(c) Other Reports. The Manager shall render to the board of trustees of TIP and to TAS such periodic and special reports as the board or TAS may reasonably request.

5.	Purchase and Sale of Securities

(a) Selection of Brokers. The Manager shall place all orders for the purchase and sale of securities on behalf of the Fund with brokers or dealers selected by the Manager in conformity with the policy respecting brokerage set forth in the Registration Statement. Neither the Manager nor any of its officers, employees, nor any of its "affiliated persons," as defined in the 1940 Act, will act as principal with respect to the Managed Assets nor will the Manager execute any portfolio transactions for the Managed Assets with a broker or dealer which is (i) an affiliated person of the Fund; (ii) principal underwriter of the Fund's shares; or (iii) an affiliated person of  such an affiliated person, unless such transactions are: (a) exempt under applicable law or regulation, including under Rule 10f-3(b) or Rule 17a-10; (b) exempt under applicable law or regulation and executed in accordance with the Fund’s procedures adopted thereunder, including the exemptions provided by Rule 10f-3(c) or Rule 17a-7, and the Fund’s Rule 10f-3 procedures or Rule 17a-7 procedures, as the case may be; or (c) executed in accordance applicable law or regulation and executed in accordance with the Fund’s procedures adopted thereunder, including Rule 17e-1 and the Fund's Rule 17e-1 procedures. TIP agrees that it will provide the Manager with a written list of such brokers and dealers and will, from time to time, update such list as necessary.  The Manager agrees that it will provide TIP or TAS with a written list of brokers and dealers that are affiliates of the Manager and will, from time to time, update such list as necessary.

In placing such orders, the Manager will give primary consideration to obtaining the most favorable price and efficient execution reasonably available under the circumstances and in accordance with applicable law. The Fund acknowledges and accepts that certain operational constraints and regulatory restrictions in China may limit the number of brokers, dealers or derivative counter parties the Manager may engage. In evaluating the terms available for executing particular transactions for the Fund and in selecting broker-dealers (including derivative counter parties) to execute such transactions, the Manager may consider, in addition to commission cost and execution capabilities, those factors that it deems relevant, such as the financial stability and reputation of broker-dealers (including derivative counter parties) and the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided by such broker-dealers. The Manager is authorized to pay a broker-dealer who provides such brokerage and research services a commission for executing a transaction which is in excess of the amount of commission another broker-dealer would have charged for effecting that transaction if the Manager determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer in discharging responsibilities with respect to the Fund or to other client accounts as to which it exercises investment discretion.

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Appendix D

(b) Aggregating Orders. On occasions when the Manager deems the purchase or sale of a security to be in the best interest of the Fund as well as other advisory clients of the Manager, the Manager, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of securities so purchased or sold, as well as the expense incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund and its other clients.

6.	Management Fees; Expenses

(a) Management Fees. Schedule I attached hereto sets out the fees to be paid by the Fund to the Manager by the tenth business day of the month following the month to which the fee relates. The applicable fee rate will be applied to the average daily net assets of the Managed Assets, computed as described in the Fund’s Registration Statement.

(b) Expenses. The Manager shall furnish at its own expense all of its own office facilities, equipment and supplies, and shall perform at its own expense all routine and recurring functions necessary to render the services required under this Agreement including administrative, bookkeeping and accounting, clerical, statistical, and correspondence functions. The Fund shall pay directly, or, if the Manager makes payment, reimburse the Manager for, (i) custodial fees for the Managed Assets, (ii) brokerage commissions, issue and transfer taxes and other costs of securities transactions to which the Fund is a party, including any portion of such commissions attributable to research and brokerage services; and (iii) interest and taxes, if any, payable by the Fund. In addition, the Fund shall pay directly, or, if the Manager makes payment, reimburse the Manager for, such non-recurring special out-of-pocket costs and expenses as may be authorized in advance by the Fund.

7.	Non-Exclusivity of Services

The Manager is free to act for its own account and to provide investment management services and advice to others. The Fund acknowledges that the Manager and its affiliates, officers and employees, and the Manager's other clients, may at any time have, acquire, increase, decrease or dispose of positions in the same investments which are at the same time being held, acquired or disposed of under this Agreement for the Fund. Neither the Manager nor any of its officers or employees shall have any obligation to provide advice or effect a transaction under this Agreement simply because such advice is provided or a transaction is effected for his or its own account or for the account of another client of the Manager or its affiliates. The Fund agrees that the Manager may refrain from providing any advice or services concerning securities of companies for which any officers, directors, partners or employees of the Manager or any of the Manager’s affiliates act as financial adviser, investment manager or in any capacity that the Manager deems confidential, unless the Manager determines in its sole discretion that it may appropriately do so. The Fund appreciates that, for good commercial and legal reasons, material nonpublic information which becomes available to affiliates of the Manager through these relationships cannot be passed on to Fund and that the Manager may be restricted from trading the securities of issuers about which it is in possession of material nonpublic information.

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Appendix D

8.	Delegation of Services to Affiliates and Third Parties

The Fund acknowledges and agrees that the Manager may, in its discretion, utilize personnel employed by its affiliates to perform services pursuant to this Agreement by way of a “participating non-US affiliate” agreement in accordance with, and to the extent permitted by, the 1940 Act and the Advisers Act, including the published interpretations thereof by the U.S. Securities and Exchange Commission (“SEC”) or its staff. Should such participating non-US affiliate agreement cease to meet the requirements of the 1940 Act or the Advisers Act, including published interpretations thereof by the SEC or its staff, the Manager’s authority to utilize personnel of its affiliates in the performance of its duties hereunder shall terminate immediately and the Manager shall promptly inform TIP and TAS. For the avoidance of doubt, the Manager acknowledges and agrees that it assumes full responsibility for all actions, and any failure to act, by each person utilized to perform services under this Agreement.

Fund further acknowledges and agrees that the Manager may, except where prohibited by applicable law or regulation, use the services of an affiliate or a third party to perform accounting, administrative, reporting or ancillary services to assist the Manager in performing its duties under this Agreement, provided that such services are not considered to be investment advisory services under the 1940 Act. The Manager will act in good faith and with due diligence in the selection, use and monitoring of such affiliates and third parties, and shall be solely responsible to the Fund for any loss resulting from willful misfeasance, bad faith, fraud, or gross negligence by such affiliate or third party. The Manager shall be solely responsible for any fees, charges, or expenses owed to such affiliates or third parties.

9.	Liability

The Manager and any of its affiliates shall not be liable to the Fund, TIP, TAS or any shareholder for any error of judgment, but the Manager shall be liable to the Fund for any loss resulting from willful misfeasance, bad faith, fraud, or gross negligence by the Manager in providing services under this Agreement or from reckless disregard by the Manager of its obligations and duties under this Agreement. Nothing in this Agreement shall constitute a waiver or limitation of any rights that the Fund, TIP, or TAS may have under applicable state or federal laws.

10.	Representations

(a) The Manager hereby represents to the Fund that the Manager is registered as an investment adviser under the Advisers Act, that it has full power and authority to enter into and perform fully the terms of this Agreement and that the execution of this Agreement on behalf of the Manager has been duly authorized and, upon execution and delivery, this Agreement will be binding upon the Manager in accordance with its terms.

(b) The Manager represents that it is in material compliance with all applicable laws, both federal and state.

(c) TIP hereby represents to the Manager that it has full power and authority to enter into and perform fully the terms of this Agreement and that the execution of this Agreement on behalf of the Fund has been duly authorized and, upon execution and delivery, this Agreement will be binding upon TIP in accordance with its terms.

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Appendix D

(d) TIP acknowledges receipt of Parts 2A and B of the Manager’s Form ADV and Commodity Trading Advisor (CTA) Disclosure Document (if applicable).

(e) TIP represents that TIP and the Fund are in material compliance with all applicable laws and regulations, both federal and state and the Fund is permitted to invest in the securities and investments set out in the Manager’s Investment Guidelines.

11.	Term

This Agreement shall continue in effect for a period of two (2) years from the date hereof and shall thereafter be automatically renewed for successive periods of one (1) year each, provided such renewals are specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated without the payment of any penalty, by (a) the Fund, if a decision to terminate is made by the board of trustees of TIP or by a vote of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act), or (b) the Manager, in each case with at least 30 days' written notice from the terminating party and on the date specified in the notice of termination.

This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

12.	Amendment

Except as otherwise provided in this Agreement, this Agreement may be amended by mutual consent, but the consent of the Fund must be approved in conformity with the requirements of the 1940 Act and any order of the Securities and Exchange Commission that may address the applicability of such requirements in the case of the Fund. Any such amendment must be in writing and signed by each party.

13.	Notices

Notices or other communications required to be given pursuant to this Agreement shall be deemed duly given when delivered electronically, in writing, or sent by fax or three business days after mailing registered mail postage prepaid as follows:

Fund:	TIFF Investment Program
c/o TIFF Advisory Services, Inc.
Attn: General Counsel
170 N. Radnor Chester Road, Suite 300
Radnor, PA 19087
	Fax:	610-684-8080
	Email:	miops@tiff.org with a copy to rmaestro@tiff.org

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Appendix D

Manager:	Neuberger Berman Asia Limited
Suites 2007-2020, 20th Floor,
Jardine House, 1 Connaught Place,
Central, Hong Kong
Attn: General Counsel
Email: Jason.Henchman@nb.com

Each party may change its address by giving notice as herein required.

14.	Sole Instrument

This instrument constitutes the sole and only agreement of the parties to it relating to its object and correctly sets forth the rights, duties, and obligations of each party to the other as of its date. Any prior agreements, promises, negotiations, or representations not expressly set forth in this Agreement are of no force or effect.

15.	Counterparts

This Agreement may be executed in counterparts, each of which shall be deemed to be an original and all of which, taken together, shall be deemed to constitute one and the same instrument.

16.	Applicable Law

This Agreement shall be governed by, and the rights of the parties arising hereunder construed in accordance with, the laws of the State of Delaware without reference to principles of conflict of laws. Nothing herein shall be construed to require either party to do anything in violation of any applicable law or regulation.

17.	Confidential Information

Any information or recommendations supplied by any party to this Agreement, which are not otherwise in the public domain or previously known to another party in connection with the performance of obligations hereunder, including securities or other assets held or to be acquired by the Fund, transactions in securities or other assets effected or to be effected on behalf of the Fund, or financial information or any other information relating to a party to this Agreement, are to be regarded as confidential (“Confidential Information”).

No party may use or disclose to others Confidential Information about the other party, except solely for the legitimate business purposes of the Fund, including but not limited to its affiliates, for which the Confidential Information was provided and in compliance with TIP’s policies on the disclosure of portfolio holdings, to the extent applicable; as may be required by applicable law or rule or compelled by judicial or regulatory authority having competent jurisdiction over the party; or as specifically agreed to in writing by the other party to which the Confidential Information pertains. Further, no party may trade in any securities issued by another party while in possession of material non-public information about that party. Lastly, the Manager may not consult with any other money managers for the Fund about transactions in securities or other assets of the Fund, except for purposes of complying with the 1940 Act or SEC rules or regulations applicable to the Fund. Nothing in this Agreement shall be construed to prevent the Manager from lawfully giving other entities investment advice about, or trading on their behalf in, shares issued by the Fund or securities or other assets held or to be acquired by the Fund.

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Appendix D

In witness whereof, the parties hereto execute this Agreement on and make it effective on the Effective Date specified in the first paragraph of this Agreement.

TIFF Investment Program	Neuberger Berman Asia Limited
on behalf of the Fund

By: /s/ Kelly A. Lundstrom	By: /s/ Jason Henchman

Title: Vice President	Title: COO

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Appendix D

Schedule I

to the Money Manager Agreement (the “Agreement”)

dated as of June 13, 2016

between

Neuberger Berman Asia Limited (the “Manager”) and

TIFF Investment Program for its TIFF Multi-Asset Fund (the “Fund”)

Fee Calculation

As compensation for the services performed and the facilities and personnel provided by the Manager pursuant to the Agreement, the Fund will pay the Manager a fee according to the following formula:

0.90% per annum on the first $100,000,000 of Managed Assets;

0.80% per annum on the next $100,000,000 of Managed Assets;

0.60% per annum thereafter.

The fee shall be prorated for any period that is less than a full calendar month.

All capitalized terms used but not defined in this Schedule I shall have the meanings ascribed to them in the Agreement.

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TIFF INVESTMENT PROGRAM

170 N. Radnor Chester Road, Suite 300

Radnor, Pennsylvania 19087

_____________

TIFF Multi-Asset Fund

____________

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF INFORMATION STATEMENT

An Information Statement intended for all persons owning shares (“members”) of TIFF Multi-Asset Fund (“Multi-Asset Fund” or the “Fund”), a series of TIFF Investment Program (“TIP”), is available on the internet. This communication presents only an overview of the more complete Information Statement. We encourage members to access and review all of the important information contained in the Information Statement.

The following material is available for review: Information Statement for TIFF Multi-Asset Fund

The Information Statement provides members of Multi-Asset Fund with information regarding: (i) an amended and restated fee schedule (the “amended and restated fee schedule”) to the money manager agreement between TIP and Kopernik Global Investors, LLC (“Kopernik”), (ii) a money manager agreement between TIP and TB Alternative Assets Ltd. (“Trustbridge”), a new money manager managing assets on behalf of the Fund, (iii) a money manager agreement between TIP and TPH Asset Management LLC (“TPH”), a new money manager managing assets on behalf of the Fund, and (iv) a money manager agreement between TIP and Neuberger Berman Asia Limited (“Neuberger”), a new money manager managing assets on behalf of the Fund. At a meeting held on June 9-10, 2016, the board of trustees of TIP, all of whom are not “interested persons” of TIP (the “board” or the “trustees”), as such term is defined in the Investment Company Act of 1940, as amended, approved the amended and restated fee schedule with Kopernik and the money manager agreements with each of Trustbridge, TPH, and Neuberger.

Kopernik has a value approach to investing and through bottom-up fundamental research seeks to identify potential investments that trade at significant discounts to their risk-adjusted intrinsic values and are misperceived and undervalued by the market. Kopernik implements its long-only strategy primarily via equity securities of US and non-US companies of any size. Trustbridge invests in a Greater China equity mandate utilizing fundamental research to identify industries of interest. TPH invests primarily in the equity securities of companies that are principally engaged in the energy midstream and infrastructure industries, utilizing a long only investment strategy. Neuberger invests in equity securities of companies in China, utilizing a research-intensive, fundamentally-driven, bottom-up approach to investing. The Information Statement contains additional information about each of Kopernik, Trustbridge, TPH, and Neuberger, the amended and restated fee schedule with Kopernik, the money manager agreements with each of Trustbridge, TPH, and Neuberger, and the board’s consideration of the amended and restated fee schedule and the money manager agreements.

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TIFF Advisory Services, Inc. (“TAS”) and TIP have received an exemptive order (the “Order”) from the Securities and Exchange Commission (the “SEC”) that permits TAS and the TIP funds to enter into and materially amend contracts with money managers not affiliated with TAS without seeking or receiving member approval of those contracts. Therefore, TIP is not soliciting proxy or consent authority, but instead, in accordance with the Order, is furnishing an Information Statement to members. In lieu of physical delivery of the Information Statement, TIP will make the Information Statement available to members online.

The full Information Statement will be available to review on the Fund’s website at https://wwws.tiff.org/MutualFunds/reports/prospectus/MAFInfoStatement.pdf until at least November 20, 2016. A paper or email copy of the Fund’s Information Statement, its most recent annual report, and its most recent semi-annual report may be obtained, without charge, by contacting TIFF Member Services by mail, telephone, or email using the contact information below.

170 N. Radnor Chester Road, Suite 300

Radnor, PA 19087

1-800-984-0084

www.tiff.org

Electronic mail inquiries:

Services offered by TIFF: info@tiff.org

Member-specific account data: memberservices@tiff.org

If you want to receive a paper or e-mail copy of the Information Statement, you must request one. There is no charge to you for requesting a copy.

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